SUBJECT TO REVISION
Series Term Sheet Dated June 10, 2002


                      [LOGO OMITTED] NOVASTAR MORTGAGE, INC.

                                  $301,475,000
                                  (APPROXIMATE)

                             NOVASTAR MORTGAGE, INC.
                               Seller and Servicer

                          NOVASTAR FUNDING CORPORATION
                                    Depositor


       NOVASTAR HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-2


                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2. The Series Term Sheet has been prepared by the Underwriter based on collateral information provided by NovaStar Mortgage, Inc. ("NovaStar") for informational purposes only and is subject to modification or change. Although NovaStar provided the Underwriter with certain information regarding the characteristics of the related collateral pool, it did not participate in the preparation of the Series Term Sheet. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

First Union Securities, Inc., doing business under the trade name Wachovia Securities ("Wachovia"), does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Asset-Backed Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                       [LOGO OMITTED] WACHOVIA SECURITIES

WACHOVIA SECURITIES IS THE TRADE NAME UNDER WHICH WACHOVIA CORPORATION CONDUCTS ITS INVESTMENT BANKING, CAPITAL MARKETS AND INSTITUTIONAL SECURITIES BUSINESS THROUGH FIRST UNION SECURITIES, INC. ("FUSI"), MEMBER NYSE, NASD, SIPC, AND THROUGH OTHER BANK AND NON-BANK AND BROKER-DEALER SUBSIDIARIES OF WACHOVIA CORPORATION.

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                              OFFERED CERTIFICATES:

----------------------------------------------------------------------------------------------------------------------------------
TO MATURITY                                                                                                 Expected Ratings
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Expected
                  Expected         Interest         Principal         Expected       Principal
  Class           Size(1)            Type             Type           WAL (yrs.)        Window                S&P          Moody's
----------------------------------------------------------------------------------------------------------------------------------
   A-1          $200,000,000       Floating          Senior             3.11         07/02 - 03/18           AAA            Aaa
----------------------------------------------------------------------------------------------------------------------------------
   A-2           80,550,000        Floating          Senior             3.05         07/02 - 09/17           AAA            Aaa
----------------------------------------------------------------------------------------------------------------------------------
   M-1           8,525,000         Floating        Mezzanine            5.44         08/05 - 01/14           AA             Aa2
----------------------------------------------------------------------------------------------------------------------------------
   M-2           6,975,000         Floating        Mezzanine            5.34         07/05 - 01/13            A             A2
----------------------------------------------------------------------------------------------------------------------------------
   M-3           5,425,000         Floating        Mezzanine            5.18         07/05 - 10/11           BBB           Baa2
----------------------------------------------------------------------------------------------------------------------------------
  AIO(2)            N/A              N/A              N/A                N/A              N/A                AAA            Aaa
----------------------------------------------------------------------------------------------------------------------------------
   P(3)             N/A              N/A              N/A                N/A              N/A                AAA            NR
----------------------------------------------------------------------------------------------------------------------------------


TO 10% CLEAN UP-CALL                                                                                          Expected Ratings
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Expected
                  Expected         Interest         Principal         Expected       Principal
  Class           Size(1)            Type             Type           WAL (yrs.)        Window                S&P          Moody's
----------------------------------------------------------------------------------------------------------------------------------
   A-1          $200,000,000       Floating          Senior             2.86         07/02 - 12/09           AAA            Aaa
----------------------------------------------------------------------------------------------------------------------------------
   A-2           80,550,000        Floating          Senior             2.81         07/02 - 12/09           AAA            Aaa
----------------------------------------------------------------------------------------------------------------------------------
   M-1           8,525,000         Floating        Mezzanine            5.01         08/05 - 12/09           AA             Aa2
----------------------------------------------------------------------------------------------------------------------------------
   M-2           6,975,000         Floating        Mezzanine            5.01         07/05 - 12/09            A             A2
----------------------------------------------------------------------------------------------------------------------------------
   M-3           5,425,000         Floating        Mezzanine            5.00         07/05 - 12/09           BBB           Baa2
----------------------------------------------------------------------------------------------------------------------------------
  AIO(2)            N/A              N/A              N/A                N/A              N/A                AAA            Aaa
----------------------------------------------------------------------------------------------------------------------------------
   P(3)             N/A              N/A              N/A                N/A              N/A                AAA            NR
----------------------------------------------------------------------------------------------------------------------------------

(1) The Expected Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2) The Class AIO Certificateholders will be entitled to receive the excess interest, which is the weighted average interest amount due on the mortgage loans less Administrative Fees and the interest payable on the other Offered Certificates, the Class I Certificates and the Class B Certificates. The Class AIO Certificates will not be underwritten by the underwriters.
(3) The Class P Certificateholders will be entitled to all prepayment penalties received in respect of the mortgage loans and such amounts will not be available to the holders of the other certificates. The Class P Certificates will not be underwritten by the underwriters.

STRUCTURE:
----------
o Senior/Subordinate structure, whereby realized losses on the underlying mortgage loans will be allocated in the following order of priority: (i) to the Overcollateralization Amount described herein, (ii) to the Class B Certificates (not offered by this Series Term Sheet and the related Prospectus Supplement), (iii) to the Class M-3 Certificates, (iv) to the Class M-2 Certificates, and (v) to the Class M-1 Certificates.

o    The Offered Certificates will be priced to the 10% Clean-up Call.

o On the Rate Step Up Date, the margin on the Class A Certificates will increase by 2 times, and the margin on the Class M Certificates and the Class B Certificates will increase by 1.5 times.

o All classes of certificates may be subject to an Available Funds Cap Rate as described herein.

o The Expected Final Scheduled Distribution Date for each class of Offered Certificates is [January 25, 2033].


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

    PRICING SPEED:
    --------------
    The Offered Certificates will be priced based on the following prepayment assumptions ("PPA"):

    Fixed Rate Mortgage Loans
    23% HEP, which assumes that prepayments start at 2.30% CPR in month one, and increase by approximately 2.30% each month to 23% CPR in month ten, and remain at 23% CPR thereafter.

    Adjustable Rate Mortgage Loans
    28% CPR.




    WACHOVIA SECURITIES:

    TRADING/SYNDICATE                PHONE          E-MAIL ADDRESS
    -----------------                -----          --------------
    Chris Choka                 (704) 383-8267      chris.choka@wachovia.com
    Mark Adamson                (704) 383-7727      mark.adamson@wachovia.com


    ABS RESEARCH                    PHONE           E-MAIL ADDRESS
    ------------                    -----           --------------
    Inna Koren                  (212) 909-0082      inna.koren@wachovia.com


    MORTGAGE FINANCE                 PHONE          E-MAIL ADDRESS
    ----------------                 -----          --------------
    Mike Ciuffo                 (704) 715-1170      michael.ciuffo@wachovia.com
    Sean Walker                 (704) 374-4398      sean.walker@wachovia.com
    Dane Smith                  (704) 715-8141      dane.smith@wachovia.com


    STRUCTURING                      PHONE          E-MAIL ADDRESS
    -----------                      -----          --------------
    Barbara Smith               (704) 383-8614      barbaram.smith@wachovia.com
    Serkan Erikci               (704) 715-1263      serkan.erikci@wachovia.com


    COLLATERAL ANALYTICS             PHONE          E-MAIL ADDRESS
    --------------------             -----          --------------
    Paul Lopansri               (704) 374-3490      paul.lopansri@wachovia.com
    Ken Nanney                  (704) 715-1068      ken.nanney@wachovia.com


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                                             SUMMARY OF TERMS
                                             ----------------

TITLE OF SECURITIES:             NovaStar Home Equity Loan Asset-Backed
                                 Certificates, Series 2002-2.


TRUST:                           NovaStar Mortgage Funding Trust, Series 2002-2.

OFFERED CERTIFICATES:            Class A-1 and A-2 (the "Class A Certificates"),
                                 Class M-1, M-2 and M-3 (the "Class M
                                 Certificates"), Class AIO (the "Class AIO
                                 Certificates") and Class P (the "Class P
                                 Certificates") Certificates.

NON-OFFERED CERTIFICATES:        Class B Certificates, Class I Certificates,
                                 Class O Certificates and Residual Certificates.
                                 The Class I Certificates are a senior
                                 interest-only class. The Class O Certificates are a subordinate class and represent the Overcollateralization Amount as described herein.

SELLER & SERVICER:               NovaStar Mortgage, Inc. (the "Seller" or the
                                 "Servicer").

DEPOSITOR:                       NovaStar Mortgage Funding Corporation (the
                                 "Company").

TRUSTEE:                         JPMorgan Chase Bank.

[CERTIFICATE ADMINISTRATOR       Wachovia Bank, N.A.
& CUSTODIAN]:

LEAD UNDERWRITER:                Wachovia Securities.

CO-UNDERWRITERS                  Greenwich Capital Markets and Morgan Stanley.

CLOSING DATE:                    On or about June [27], 2002.

REGISTRATION:                    DTC, Clearstream, Luxembourg and the Euroclear
                                 System.

ACCRUED INTEREST:                The Offered Certificates will settle with NO
                                 accrued interest (settle flat).

DISTRIBUTION DATES:              The 25th of each month, or if such day is not a
                                 business day, the next succeeding business day, commencing on July 25, 2002.

RECORD DATE:                     With respect to the Offered Certificates, the
                                 last business day prior to the applicable
                                 Distribution Date. With respect to the Offered
                                 Certificates, the Record Date for the first
                                 Distribution Date is July 24, 2002.

CUT-OFF DATE:                    With respect to each Initial Mortgage Loan and
                                 Additional Mortgage Loan, the later of (i) the date of origination of such mortgage loan or
                                 (ii) June 1, 2002.

DUE DATE:                        The first day of the month of the related
                                 Distribution Date.


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

DUE PERIOD:                      With respect to any mortgage loan and Due Date,
                                 the period commencing on the second day of the month preceding the month of such Distribution
                                 Date and ending on the related Due Date.

PAYMENT DELAY:                   None for the Offered Certificates.

DAY COUNT:                       With respect to the Offered Certificates,
                                 actual/360.

SERVICING FEE:                   0.50% per annum of the aggregate principal
                                 balance of the mortgage loans ("Servicing
                                 Fee").

ADMINISTRATIVE FEES:             Mortgage insurance fees, trustee fees, and
                                 servicing fees.

CLEAN-UP CALL:                   The Servicer has a clean-up call option which,
                                 if exercised, would result in prepayment of the certificates on any Distribution Date on or after which the aggregate principal balance of the mortgage loans has declined to 10% or less of the aggregate principal balance of the Closing Date Mortgage Loans. The first
                                 Distribution Date on which the clean-up call may be exercised is the "Clean-Up Call Date."

DENOMINATION:                    $25,000 minimum and multiples of $1,000 in
                                 excess thereafter.

SMMEA ELIGIBILITY:               The Class A-1 Certificates will constitute
                                 "mortgage related securities" for purposes of SMMEA, for so long as they are rated in at least the second highest rating category by one or more nationally recognized statistical rating agency. The other Offered Certificates will NOT constitute "mortgage related securities" for purposes of SMMEA.

ERISA ELIGIBILITY:               The Offered Certificates, other than the Class
                                 AIO Certificates and Class P Certificates, may be purchased by ERISA plans, provided that certain conditions are satisfied.

TAX STATUS:                      The Trust will elect to be treated as one or
                                 more REMICs for federal income tax purposes.
                                 The Offered Certificates, other than that portion representing the right to receive payments in excess of the weighted average net mortgage rate, will be designated as "regular interests" in a REMIC. Certificateholders will include interest on the Certificates as income in accordance with an accrual method of accounting.

MORTGAGE LOAN POOL:              The mortgage loan pool consists of
                                 conventional, monthly payment, first and second lien, adjustable rate and fixed rate mortgage loans with terms to maturity of not more than 30 years from the date of origination.

                                 The mortgage loan pool is divided into two loan groups designated as Group I and Group II (collectively, "Groups"). Group I consists exclusively of mortgage loans with conforming balances (the "Group I Mortgage Loans") and Group II consists of a combination of mortgage loans that have a conforming balance and mortgage loans that do not have a conforming balance (the "Group II Mortgage Loans").


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                                 The Class A-1 Certificates primarily represent interests in the Group I Mortgage Loans. The Class A-2 Certificates primarily represent interests in the Group II Mortgage Loans. The Class I Certificates, Class AIO Certificates, Class M Certificates, Class B Certificates, Class O Certificates and Class P Certificates represent interests in both the Group I Mortgage Loans and the Group II Mortgage Loans.

INITIAL MORTGAGE LOANS:          As of the Statistical Calculation Date, the
                                 aggregate principal balance of the Initial
                                 Mortgage Loans was approximately
                                 $178,987,327.32, consisting of approximately
                                 $120,365,961.26 of Group I Mortgage Loans (the
                                 "Initial Group I Mortgage Loans") and
                                 approximately $58,621,366.06 of Group II
                                 Mortgage Loans (the "Initial Group II Mortgage
                                 Loans"). The Initial Group I Mortgage Loans and the Initial Group II Mortgage Loans are collectively referred to herein as the "Initial
                                 Mortgage Loans."

                                 The information set forth herein regarding the Initial Mortgage Loans is calculated as of the Statistical Calculation Date (after giving effect to scheduled payments due June 1, 2002).

STATISTICAL CALCULATION DATE:    May 1, 2002.

ADDITIONAL MORTGAGE LOANS:       On the Closing Date, "Additional Mortgage
                                 Loans" will be added to the mortgage loan pool.
                                 The Additional Mortgage Loans are expected to have an aggregate principal balance of approximately $131,012,672.68 as of the Cut-off
                                 Date. It is expected that the composition and characteristics of the Additional Mortgage
                                 Loans will be the similar to those of the Initial Mortgage Loans in all material respects. On the Closing Date, the Initial
                                 Mortgage Loans and Additional Mortgage Loans will comprise the "Closing Date Mortgage
                                 Loans." The aggregate principal balance of the Closing Date Mortgage Loans will be approximately $310,000,000.


MONTHLY SERVICER ADVANCES:       The Servicer is required to advance scheduled
                                 principal and interest (net of the Servicing
                                 Fee) for any delinquent mortgage loan, but is not required to make any advance that the Servicer deems to be non-recoverable.

CREDIT ENHANCEMENT:              Credit enhancement for the structure is
                                 provided by the following:

                                 (1)  Subordination: The Class O Certificates
                                      are subordinate to the Class B
                                      Certificates. The Class B Certificates are subordinate to the Class M Certificates. The Class M Certificates are subordinate to the Class I Certificates, Class A Certificates and Class AIO Certificates. The rights of the holders of Class M Certificates with higher numerical designations will be subordinate to the rights of the holders of Class M Certificates with lower numerical designations. The Class A Certificates and Class AIO Certificates are subordinate to the Class I Certificates.


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                                 (2)  Overcollateralization:
                                      Overcollateralization will initially be
                                      approximately $5,425,000 (the
                                      "Overcollateralization Amount"), or
                                      approximately 1.75% of the aggregate
                                      principal balance of the Closing Date
                                      Mortgage Loans. Overcollateralization,
                                      represented by the Class O Certificates, is available for the benefit of all classes of Offered Certificates, the Class I Certificates and the Class B Certificates. The Overcollateralization
                                      Amount, if reduced, will NOT be increased at a later date through the application of "excess interest" or otherwise.

                                 (3)  Mortgage Insurance: Generally, certain
                                      losses on mortgage loans with an original loan-to-value ratio in excess of 60% are covered by a mortgage insurance policy. Approximately 83.93% of the Initial Mortgage Loans are covered by a mortgage insurance policy issued by PMI Mortgage Insurance Co. ("PMI") or Mortgage Guaranty Insurance Corp. ("MGIC") (such loans are the "Insured Mortgage Loans"). Approximately 9.30% of the Initial Mortgage Loans have an original loan-to-value ratio of 60% AND are not insured. Additionally, approximately 6.77% of the Initial Mortgage Loans have an original loan-to-value ratio less than or equal to 60% AND are not insured.

                                      The Seller has acquired, on behalf of the Trust, loan-level mortgage insurance policies for approximately 90.02% of the Initial Mortgage Loans with an original loan-to-value ratio in excess of 60%. Each mortgage insurance policy provided by PMI and MGIC insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 51% and 55%, respectively, of the original loan-to-value ratio of such mortgage loan. Approximately 50.74% and 49.26% of the Insured Mortgage Loans are insured by PMI and MGIC, respectively.

                                      The terms and conditions of the mortgage insurance policies are further discussed in "Mortgage Insurance Policies" herein.

                                 (4)  Cross-Collateralization: The mortgage
                                      loans are divided into two subpools. The
                                      Class A-1 Certificates and Class A-2
                                      Certificates are each primarily supported by a designated subpool. Under certain circumstances, as described herein, each class of Class A Certificates will be able to receive payments from collections on its respective subpool, and each such class holds a contingent interest in the subpool of the other class of Class A Certificates. To the extent that available funds from one group of mortgage loans is insufficient to make a required payment of interest or principal to its related class of Class A Certificates, then any remaining available funds from the other group may be used in order to make such required payment of interest or principal. Both subpools will support the Class I Certificates, Class AIO Certificates, Class P Certificates, Class M Certificates and Class B Certificates.


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                                                     STRUCTURE
                                                     ---------
THE TRUST:                       The certificates will be backed by the trust
                                 estate created by the pooling and servicing agreement, which consists primarily of the following:

                                 (i) the mortgage loans;

                                 (ii) collections in respect of principal and interest of the mortgage loans received after the Cut-off Date (other than payments due on or before the Cut-off Date);

                                 (iii) the amounts on deposit in the collection account, including the payment account in which amounts are deposited prior to payment to the certificateholders;

                                 (iv) mortgage insurance policies and certain other insurance policies maintained by the mortgagors or by or on behalf of the Servicer or any sub-servicer;

                                 (v) an assignment of the Company's rights under the purchase agreement;

                                 (vi) the trustee's rights under the converted loan purchase agreement;

                                 (vii) proceeds from certain hedging agreements; and

                                 (viii) proceeds of the above.

AVAILABLE FUNDS:                 The "Available Funds" for each Distribution
                                 Date will equal the amount received by the Servicer and remitted to the Trustee and available in the payment account on that Distribution Date. The Available Funds will generally be equal to the sum of the following amounts, net of Administrative Fees and amounts reimbursable to the Servicer:

                                 (i) the aggregate amount of scheduled payments on the mortgage loans due on the related Due Date and received on or prior to the related Determination Date;

                                 (ii) miscellaneous fees and collections, including assumption fees and prepayment penalties, but excluding late fees;

                                 (iii) any unscheduled payments and receipts, including mortgagor prepayments on the mortgage loans, received during the related Prepayment Period and proceeds of repurchases, and adjustments in the case of substitutions and terminations, net liquidation proceeds, insurance proceeds, proceeds from any mortgage insurance policy and proceeds from the sale of converted mortgage loans;

                                 (iv) all advances made for the related
                                 Distribution Date; and

                                 (v) amounts on deposit in the Supplemental
                                 Interest Trust.


PREPAYMENT PERIOD:               The "Prepayment Period" for any Distribution
                                 Date is the period commencing on the day after the Determination Date in the month preceding the month in which such Distribution Date falls
                                 (or, in the case of the first Distribution
                                 Date, commencing on the Cut-off Date) and ending on the Determination Date of the calendar month in which such Distribution Date falls.

--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

DETERMINATION DATE               With respect to any Distribution Date, the 15th
                                 day of the calendar month in which such
                                 Distribution Date occurs or, if such 15th day is not a business day, the business day immediately preceding such 15th day.

                                             INTEREST DISTRIBUTIONS
                                             ----------------------


INTEREST PAYMENTS:               On each Distribution Date, the holders of the
                                 Class I Certificates, Class A Certificates,
                                 Class M Certificates, and Class B Certificates will be entitled to receive an interest payment amount equal to interest accrued on the related certificate principal balance (or notional balance, as the case may be) immediately prior to such Distribution Date at the related pass-through rate for the related accrual period, reduced for certain shortfalls described herein. Holders of th entitled to the Class I Monthly Interest Distributable Amount described herein. Holders of the Class AIO
                                 Certificates will be entitled to the Class AIO
                                 Current Interest as described in "Current
                                 Interest," reduced for certain shortfalls also described herein.

                                 The pass-through rate for the Class A
                                 Certificates, Class M Certificates and Class B Certificates is the lesser of (1) the formula rate for that class and Distribution Date and
                                 (2) the Available Funds Cap Rate for that
                                 Distribution Date.

                                 The formula rate for the Class A Certificates, the Class M Certificates and the Class B Certificates is as follows (MARGINS WILL BE DETERMINED AT PRICING):

                                 Class                Formula Rate
                                 -----                ------------
                                 A-1             1-Month LIBOR plus _______%
                                 A-2             1-Month LIBOR plus _______%
                                 M-1             1-Month LIBOR plus _______%
                                 M-2             1-Month LIBOR plus _______%
                                 M-3             1-Month LIBOR plus _______%
                                 B               1-Month LIBOR plus _______%

                                 The "Rate Step Up Date" is the first
                                 Distribution Date to occur after the Clean-up Call Date (if the Clean-up Call is not exercised). On and after the Rate Step Up Date, the margin on the Class A Certificates will increase by 2 times and the margin on the Class M Certificates and Class B Certificates will increase by 1.5 times.

                                 Interest on the certificates will accrue during each accrual period. The accrual period for the Offered Certificates and the Class B Certificates is the period from the prior Distribution Date through and including the day preceding the related Distribution Date. In the case of the first Distribution Date, interest begins to accrue on the Closing Date. For the Offered Certificates and the Class B Certificates, interest will accrue on the basis of the actual number of days in the accrual period and a 360-day year.


--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

                                 CALCULATION OF 1-MONTH LIBOR
                                 The London interbank offered rate for one-month United States dollar deposits ("1-Month LIBOR") for each accrual period for the certificates will be determined on the second London business day preceding such accrual period on the basis of the offered rates of the reference banks for one-month United States dollar deposits, such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time).

                                 The 1-Month LIBOR rate for the first accrual period and the first Distribution Date is established two London business days prior to the Closing Date.

AVAILABLE FUNDS CAP RATE:        The "Available Funds Cap Rate" for each
                                 Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to the Interest Remittance Formula Amount for that Distribution Date, less the sum of Administrative Fees for that Distribution Date and the Class I Monthly Interest Distributable
                                 Amount, and the denominator of which is equal to the product of (1) the number of days in the current accrual period divided by 360 and (2) the aggregate certificate principal balance of the Offered Certificates and the Class B
                                 Certificates immediately prior to that
                                 Distribution Date.

                                 With respect to each class and any Distribution Date, to the extent that the amount of interest calculated with respect to a class is reduced because the formula rate exceeds the Available Funds Cap Rate (such excess amount, the related "Available Funds Cap Shortfall"), the amount of such reduction will be paid to such class out of the Supplemental Interest Trust on such Distribution Date to the extent of funds available.

                                 If the funds in the Supplemental Interest Trust on a Distribution Date are insufficient to pay the Available Funds Cap Shortfall for that Distribution Date, the remaining unpaid amount shall be carried forward and distributed, to the extent of funds available, (together with interest on that amount at the related formula rate applicable from time to time) on future Distribution Dates.

INTEREST REMITTANCE AMOUNT:      The "Interest Remittance Amount" for any
                                 Distribution Date is that portion of the Available Funds for the related Distribution
                                 Date allocable to interest.

INTEREST REMITTANCE FORMULA      The "Interest Remittance Formula Amount" as of
AMOUNT:                          any Distribution Date is an amount equal to (a)
                                 the product of (x) 1/12 of the weighted average coupon rate of the mortgage loan pool as of the beginning of the related Due Period and (y) the aggregate principal balances of the mortgage loans as of the beginning of the related Due
                                 Period minus (b) the aggregate amount of Relief
                                 Act shortfalls and prepayment interest
                                 shortfalls for the related Prepayment Period.

CLASS I CERTIFICATE              May 25, 2005.
TERMINATION:

INTEREST                         On each Distribution Date, the Certificate
ALLOCATION:                      Administrator, on behalf of the Trustee will
                                 distribute the prepayment penalties collected on the Group I Mortgage Loans and Group II
                                 Mortgage Loans during the prior prepayment period to the holders of the Class P
                                 Certificates. After making that distribution, the Certificate Administrator, on behalf of the Trustee, will apply that portion of the remaining Available Funds, pro rata from amounts received from the Group I Mortgage


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--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                                 Loans and Group II Mortgage Loans, which represent the Interest Remittance Amount for that Distribution Date to the payment of the Administrative Fees for that Distribution Date. After the distribution described in the preceding sentence, the Certificate Administrator, on behalf of the Trustee, will apply the remaining Interest Remittance Amount in the following order of priority:

                                 FIRST, on each Distribution Date prior to the Class I Certificate Termination Date, payable from the Interest Remittance Amount for both Groups, to the holders of the Class I Certificates, the Class I Monthly Interest Distributable Amount (to be distributed as described under "Distributions of the Class I Monthly Interest Distributable Amount");

                                 SECOND, concurrently, with equal priority of payments;

                                 (A)  payable from the remaining Interest
                                      Remittance Amount for both Groups, to the Supplemental Interest Trust, the Class AIO Monthly Interest Distributable Amount (to be distributed in accordance with the priorities described herein under "Supplemental Interest Trust");

                                 (B) payable solely from the remaining Interest Remittance Amount relating to the Group I Mortgage Loans or, to the extent such amount is less than the applicable Monthly Interest Distributable Amount, from the amounts available with respect to the Group II Mortgage Loans for that Distribution Date after giving effect to the payment of the Monthly Interest Distributable Amount for the Class A-2 Certificates for that Distribution Date, to the holders of the Class A-1 Certificates, the related Monthly Interest Distributable Amount for that Distribution Date;

                                 (C) payable solely from the remaining Interest Remittance Amount relating to the Group II Mortgage Loans or, to the extent such amount is less than the applicable Monthly Interest Distributable Amount, from the amounts available with respect to the Group I Mortgage Loans for that Distribution Date after giving effect to the payment of the Monthly Interest Distributable Amount for the Class A-1 Certificates for that Distribution Date, to the holders of the Class A-2 Certificates, the related Monthly Interest Distributable Amount for that Distribution Date;

                                 THIRD, payable from the remaining Interest
                                 Remittance Amount for both Groups, to the holders of the Class M-1 Certificates, the Monthly Interest Distributable Amount for the Class M-1 Certificates;

                                 FOURTH, payable from the remaining Interest
                                 Remittance Amount for both Groups, to the holders of the Class M-2 Certificates, the Monthly Interest Distributable Amount for the Class M-2 Certificates;

                                 FIFTH, payable from the remaining Interest
                                 Remittance Amount for both Groups, to the holders of the Class M-3 Certificates, the Monthly Interest Distributable Amount for the Class M-3 Certificates;

                                 SIXTH, payable from the remaining Interest
                                 Remittance Amount for both Groups, to the holders of the Class B Certificates, the Monthly Interest Distributable Amount for the Class B Certificates; and


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                                 SEVENTH, payable from the remaining Interest
                                 Remittance Amount for both Groups, to the holders of the Residual Certificates, any remainder.

CLASS AIO MONTHLY INTEREST       The "Class AIO Monthly Interest Distributable
DISTRIBUTABLE AMOUNT:            Amount" means, for any Distribution Date, the
                                 Class AIO Current Interest for that
                                 Distribution Date plus any Class AIO Unpaid
                                 Interest Shortfall Amount on that Distribution
                                 Date.

CLASS I MONTHLY INTEREST         On each Distribution Date prior to the
DISTRIBUTABLE AMOUNT:            occurrence of a Notional Amount Test Event (a
                                 "Notional Amount Test Event" occurs when the
                                 Certificate Administrator determines that the scheduled notional amount that would be used to calculate the Class I Monthly Interest
                                 Distributable Amount for such Distribution Date exceeds the aggregate certificate balance of the Class A Certificates and the Class M
                                 Certificates (plus the certificate balance of the Class B Certificate if held by a third party):

                                 Commencing on the first Distribution Date through and including the Distribution Date in November 2003, an amount equal to the (positive) product of (x) 3.7788% minus 1-Month LIBOR (on an actual/360 basis), and (y) a $200,000,000 notional amount.

                                 For the Distribution Date in December 2003, an amount equal to the (positive) product of (x) 3.8590% minus 1-Month LIBOR (on an actual/360 basis), and (y) a $175,000,000 notional amount.

                                 For the Distribution Date commencing in January 2004 through and including May 2004, an amount equal to the (positive) product of (x) 3.8606% minus 1-Month LIBOR (on an actual/360 basis), and (y) a $150,000,000 notional amount.

                                 For the Distribution Date commencing in June
                                 2004 through and including November 2004, an amount equal to the (positive) product of (x) 4.1443% minus 1-Month LIBOR (on an actual/360 basis), and (y) a $75,000,000 notional amount.

                                 For the Distribution Date in December 2004, an amount equal to the (positive) product of (x) 4.3114% minus 1-Month LIBOR (on an actual/360 basis), and (y) a $50,000,000 notional amount.

                                 For the Distribution Date commencing in January 2005 through and including the final Distribution Date, which shall be the Distribution Date in May 2005, an amount equal to the (positive) product of (x) 4.1350% minus 1-Month LIBOR (on an actual/360 basis), and (y) a $25,000,000 notional amount.

                                 In the event that the Class I Monthly Interest Distributable Amount is not a positive number, no payment will be made in respect of the Class I Monthly Interest Distributable Amount.

DISTRIBUTIONS OF THE CLASS I     The holders of the Class I Certificates have
MONTHLY INTEREST DISTRIBUTABLE   pledged their interest in the Class I
AMOUNT:                          Certificate to the Supplemental Interest Trust.
                                 Thus, any amounts received in respect of the Class I Monthly Interest Distributable Amount will be paid into the Supplemental Interest
                                 Trust.


--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

SUPPLEMENTAL INTEREST            On each Distribution Date prior to the Class I
TRUST:                           Certificate Termination Date, funds deposited
                                 into the Supplemental Interest Trust will equal the sum of (a) the Class I Monthly Interest
                                 Distributable Amount, (b) any amounts received from the swap agreements, and (c) the Class AIO
                                 Monthly Interest Distributable Amount. On each
                                 Distribution Date after the Class I Certificate
                                 Termination Date, funds deposited into the Supplemental Interest Trust will equal the Class AIO Monthly Interest Distributable
                                 Amount.

                                 On each Distribution Date, from the aggregate amounts on deposit in the Supplemental Interest Trust, the Certificate Administrator will make the following distributions in the following order of priority:

                                 (i)  first, to each swap counterparty, its
                                      respective swap counterparty payment for such Distribution Date;

                                 (ii) second, any Available Funds Cap Shortfall
                                      arising on such Distribution Date, plus
                                      any Available Funds Cap Shortfall not paid on prior Distribution Dates, to the Offered Certificates (other than the Class AIO Certificates and Class P Certificates) and the Class B Certificates in the following order of priority: Concurrently to the Class A-1 Certificates and Class A-2 Certificates, and then to the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class B Certificates; and

                                (iii) third, any remaining amounts will be paid
                                      to the holders of the Class AIO
                                      Certificates.

CURRENT INTEREST:                The "Current Interest" for each of the Class
                                 A-1, Class A-2, Class M-1, Class M-2, Class M-3 and Class B Certificates for any Distribution
                                 Date shall be the amount of interest accrued during the related accrual period on the related certificate principal balance thereof immediately preceding such Distribution Date at the related pass-through rate (subject to the Available Funds Cap Rate). On any Distribution
                                 Date, the Current Interest for each class of certificates will be reduced by any prepayment interest shortfalls allocated to that class and shortfalls resulting from the application of the Civil Relief Act (allocated among each class of certificates pro rata based on their respective interest entitlements irrespective of such shortfalls).

                                 The "Class AIO Current Interest" as of any
                                 Distribution Date is equal to the excess of (x) Interest Remittance Formula Amount for that Distribution Date less (y) the sum of the Administrative Fees, the Current Interest for the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3 and Class B Certificates, and the Class I Monthly Interest Distributable Amount for that Distribution Date.

MONTHLY INTEREST                 The "Monthly Interest Distributable Amount" for
DISTRIBUTABLE AMOUNT:            any Distribution Date and the Offered
                                 Certificates (other than the Class AIO
                                 Certificates and Class P Certificates) and the
                                 Class B Certificates, is the sum of (a) the Unpaid Interest Shortfall Amount for that class and Distribution Date and (b) the Current
                                 Interest for that class and Distribution Date.
                                 In the event of a shortfall in the full amount necessary to pay both the Unpaid Interest
                                 Shortfall Amount and the Current Interest for a class, distributions will first be applied to the Unpaid Interest Shortfall Amount and then to the Current Interest.


--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

UNPAID INTEREST                  The "Unpaid Interest Shortfall Amount" means
SHORTFALL AMOUNT:                (i) for each class of certificates (other than
                                 the Class P Certificates) and the first
                                 Distribution Date, zero, and (ii) with respect to the Offered Certificates (other than the Class P Certificates), the Class I Certificates and the Class B Certificates and any Distribution Date after the first Distribution
                                 Date, the amount, if any, by which (a) the Monthly Interest Distributable Amount for such class for the immediately preceding
                                 Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on that amount to the extent permitted by law, at the pass-through rate for such class for the related accrual period.

CLASS AIO UNPAID INTEREST        The "Class AIO Unpaid Interest Shortfall
SHORTFALL AMOUNT:                Amount" means (i) for the first Distribution
                                 Date, zero and (ii) for any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the Class AIO Monthly
                                 Interest Distributable Amount on the
                                 immediately preceding Distribution Date exceeds
                                 (b) the aggregate amount distributed to the holders of the Class AIO Certificates on such preceding Distribution Date, plus interest on that amount, at the Class AIO pass-through rate for the related accrual period plus any payments made in respect of an Available Funds
                                 Cap Shortfall made on the immediately preceding
                                 Distribution Date.


                                            PRINCIPAL DISTRIBUTIONS
                                            -----------------------

                                 Principal will be distributed to the holders of the certificates in accordance with a payment priority, which is designed to maintain a specified level of support below each class. This support consists of the certificates that are more subordinated to that class, as well as the overcollateralization, which is subordinated to all classes of Offered Certificates and the Class B Certificates.


PRINCIPAL REMITTANCE             The "Principal Remittance Amount" means with
AMOUNT:                          respect to any Distribution Date, the sum of
                                 (i) all scheduled payments of principal
                                 collected or advanced on the mortgage loans by the Servicer that were due during the related due period, (ii) the principal portion of all partial and full principal prepayments of the mortgage loans applied by the Servicer during the related Prepayment Period, (iii) the principal portion of all related net liquidation proceeds and insurance proceeds received during such Prepayment Period, (iv) that portion of the repurchase price, representing principal of any repurchased mortgage loan, deposited to the collection account during such Prepayment Period, (v) the principal portion of any related substitution adjustments deposited in the collection account during such Prepayment Period, and (vi) on the Distribution Date on which the Trust is to be terminated, that portion of the termination price relating to principal.


PRINCIPAL ALLOCATION:            On each Distribution Date (a) prior to the
                                 Crossover Date or (b) on which a Trigger Event is in effect, the holders of each class of certificates shall be entitled to receive distributions in respect of principal to the extent of the Principal Remittance Amount in the following order of priority:


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                                 FIRST, concurrently, with equal priority of payment:

                                 (A)  payable solely from the Principal
                                      Remittance Amount relating to the Group I
                                      Mortgage Loans, to the holders of the
                                      Class A-1 Certificates, the entire amount of such Principal Remittance Amount until the certificate principal balance of the Class A-1 Certificates is reduced to zero;

                                 (B)  payable solely from the Principal
                                      Remittance Amount relating to the Group II
                                      Mortgage Loans, to the holders of the
                                      Class A-2 Certificates, the entire amount of such Principal Remittance Amount until the certificate principal balance of the Class A-2 Certificates is reduced to zero;

                                 SECOND, concurrently, with equal priority of payment:

                                 (A)  if the certificate principal balance of
                                      the Class A-1 Certificates has been
                                      reduced to zero, then to the holders of
                                      the Class A-2 Certificates the amount of any remaining Principal Remittance Amount relating to the Group I Mortgage Loans, until the certificate principal balance of the Class A-2 Certificates has been reduced to zero;

                                 (B)  if the certificate principal balance of
                                      the Class A-2 Certificates has been
                                      reduced to zero, then to the holders of
                                      the Class A-1 Certificates the amount of any remaining Principal Remittance Amount relating to the Group II Mortgage Loans, until the certificate principal balance of the Class A-1 Certificates has been reduced to zero;

                                 THIRD, payable from the remaining Principal
                                 Remittance Amount for both Groups, to the holders of the Class M-1 Certificates, until the certificate principal balance of the Class M-1 Certificates has been reduced to zero;

                                 FOURTH, payable from the remaining Principal
                                 Remittance Amount for both Groups, to the holders of the Class M-2 Certificates, until the certificate principal balance of the Class M-2 Certificates has been reduced to zero;

                                 FIFTH, payable from the remaining Principal
                                 Remittance Amount for both Groups, to the holders of the Class M-3 Certificates, until the certificate principal balance of the Class M-3 Certificates has been reduced to zero;

                                 SIXTH, payable from the remaining Principal
                                 Remittance Amount for both Groups, to the holders of the Class B Certificates, until the certificate principal balance of the Class B Certificates has been reduced to zero;

                                 SEVENTH, payable from the remaining Principal Remittance Amount for both Groups, to the holders of the Class O Certificates, until the certificate principal balance of the Class O Certificates has been paid; and

                                 EIGHTH, to the holders of the Residual
                                 Certificates, any remainder.

                                 On each Distribution Date (a) on or after the Crossover Date and (b) on which a Trigger Event is not in effect, the holders of each class of certificates shall be entitled to receive distributions in respect of principal as follows:


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                                 FIRST, to the holders of the Class A
                                 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, and Class B Certificates, sequentially, to maintain the credit enhancement levels shown in the table below:

                                                                Target Credit
                                 Class  Target % of Pool         Enhancement
                                 -----  ----------------   ---------------------
                                 A          [81.00]%               [19.00]%
                                 M-1        [86.50]%               [13.50]%
                                 M-2        [91.00]%                [9.00]%
                                 M-3        [94.50]%                [5.50]%
                                 B          [96.50]%                [3.50]%

                                 SECOND, to the holders of the Class O
                                 Certificates, until the certificate principal balance thereof has been paid; and

                                 THIRD, to the holders of the Residual
                                 Certificates, any remainder.

                                 Any distributions of principal to the Class A Certificates in FIRST immediately above shall be paid to the Class A Certificates, concurrently, with each class receiving an amount equal to the product of the Class A Principal Distribution Amount and a fraction, the numerator of which is the Principal Remittance Amount for the related Group and the denominator of which is the Principal Remittance Amount for both Groups.

                                 The allocation of principal with respect to the Class A Certificates on each Distribution Date prior to the Crossover Date, or on which a Trigger Event is in effect, will have the effect of accelerating the amortization of the Class A Certificates while, in the absence of realized losses, increasing the relative proportion of the Trust's assets represented by the other certificates. Increasing the relative proportion of the Trust's assets in the Class M Certificates, the Class B Certificates and the Class O Certificates relative to that of the Class A Certificates is intended to preserve the availability of the subordination provided by the Class O Certificates, the Class B Certificates and the Class M Certificates.

CROSSOVER DATE:                  The Crossover Date means the earlier to occur
                                 of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates is reduced to zero and
                                 (ii) the later to occur of (x) the Distribution
                                 Date occurring in the 37th period and (y) the first Distribution Date on which the credit enhancement percentage for the Class A
                                 Certificates (calculated for this purpose only after taking into account distributions of principal on the mortgage loans but prior to principal distributions to the certificates) is greater than or equal to [19.00]%.

TRIGGER EVENT:                   A Trigger Event is in effect with respect to
                                 any Distribution Date if either (i) the
                                 quotient, expressed as a percentage, of

                                      (a) the aggregate scheduled principal
                                          balance of all [60] or more day
                                          delinquent mortgage loans (including
                                          bankruptcy, foreclosure and REO loans)
                                          and

                                      (b) the aggregate scheduled principal
                                          balance of the mortgage loans as of
                                          the preceding determination date


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                                 equals or exceeds [50]% of the credit
                                 enhancement percentage of the Class A
                                 Certificates, or (ii) losses occurring since the closing date as a percentage of the aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date, for the related Distribution Dates, are greater than an amount that will be specified in the related prospectus supplement.

ALLOCATION OF LOSSES:            Any realized losses on the mortgage loans will
                                 be allocated in the following order of
                                 priority: FIRST, to the Overcollateralization
                                 Amount, which is represented by the Class O
                                 Certificates, SECOND, to the Class B
                                 Certificates, THIRD, to the Class M-3
                                 Certificates, FOURTH, to the Class M-2
                                 Certificates, and FIFTH, to the Class M-1
                                 Certificates.

                                 The pooling and servicing agreement does not permit the allocation of realized losses to the Class I Certificates, Class A-1 Certificates, Class A-2 Certificates, Class AIO Certificates, or Class P Certificates. Investors in the Class A-1 Certificates and Class A-2 Certificates should note that although realized losses cannot be allocated to the Class A-1 Certificates and Class A-2 Certificates, under certain loss scenarios there will not be enough principal and interest on the mortgage loans to pay to the Class A-1 Certificates and Class A-2 Certificates all interest and principal amounts to which they are then entitled.

                                 Once realized losses have been allocated to the Class B Certificates and Class M Certificates, such amounts with respect to these certificates will no longer accrue interest nor will such amounts thereafter be reinstated.

MORTGAGE INSURANCE               As of the Cut-off Date, approximately 50.74%
POLICIES:                        and 49.26% of the Insured Mortgage Loans are
                                 covered by policies issued by PMI and MGIC, respectively. Each mortgage insurance policy insures certain losses on the principal balance of each such mortgage loan in an amount generally equal to, at the option of insurer, either:

                                 The sum of (i) the principal balance of the mortgage loan, (ii) unpaid accumulated interest due on the mortgage loan at the mortgage rate (for a maximum period of two years) and (iii) the amount of certain advances (such as hazard insurance, taxes, maintenance expenses and foreclosure costs) made by the Servicer, reduced by certain mitigating amounts collected with respect thereto (collectively, the "Loss Amount") in which case the mortgage insurer would take title to the mortgaged property, or

                                 An amount equal to the product of (i) the Loss Amount and (ii) the percentage of coverage (the "Coverage Percentage") specified in the mortgage insurance policy, in which case the issuer would retain title to (and the proceeds obtained in a foreclosure and sale of) the mortgaged property.

                                 The minimum Coverage Percentage specified in each mortgage insurance policy will be different depending upon the Original Loan-to-Value Ratio of the related mortgage loan (mortgage loans with higher Loan-to-Value Ratios will generally have a higher Coverage Percentage and mortgage loans with lower Loan-to-Value Ratios will generally have a lower Coverage Percentage). However, for each Insured Mortgage Loan, the related Coverage Percentage will be a percentage sufficient to insure such mortgage loan to an effective Loan-to-Value Ratio of


--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                                 51% for loans insured by PMI and 55% for loans insured by MGIC. Each mortgage insurance policy will remain in place for the life of the related mortgage loan.

                                 Claim payments, if any, under a mortgage insurance policy will be made to the Servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan. Premiums payable on the mortgage insurance policies (the "MI Premiums") will be paid monthly by the Servicer with funds withdrawn from the collection account with respect to the related mortgage loans.

CONVERSION FEATURE OF            Approximately 66.29% of the Initial Mortgage
ADJUSTABLE-RATE LOANS:           Loans are, at the borrower's option, subject to
                                 conversion during a certain period into
                                 fixed-rate loans at a rate not to exceed 600 basis points over the FNMA rate for thirty-year fixed-rate loans only if certain conditions are met, for example, (a) the borrower has made timely payments on the loan during the twelve months immediately preceding the conversion date; (b) the borrower occupies the property;
                                 (c) the value of the property has not declined since the date of the original loan; and (d) the borrower meets the Servicer's property and credit standards.

REMOVAL OF CONVERTED             In the event of a conversion of a mortgage loan
LOANS PURSUANT TO THE            from an adjustable-rate to a fixed-rate,
CONVERSION FEATURE:              NovaStar Capital, Inc., an affiliate of the
                                 Seller and Servicer, will be obligated to purchase the mortgage loan from the pool at the outstanding principal balance of the mortgage loan. That is, the converted loans will be bought out of, and thus removed from, the pool after the conversion, causing an acceleration of principal distributions on the Certificates in accordance with their terms due to a prepayment of the pool. The purchase obligation of NovaStar Capital, Inc. will be fully guaranteed by NovaStar Financial, Inc., a publicly-held company whose stock trades on the New York Stock Exchange under the symbol NFI.







--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FOLLOWING TABLES DESCRIBE THE INITIAL MORTGAGE LOANS AS OF THE STATISTICAL CALCULATION DATE. AFTER THE STATISTICAL CALCULATION DATE AND PRIOR TO THE CLOSING DATE, AN ADDITIONAL MORTGAGE LOAN POOL WILL BE ADDED TO THE INITIAL MORTGAGE LOANS TO FORM THE CLOSING DATE MORTGAGE LOANS. THE ADDITIONAL MORTGAGE LOANS WILL CONSIST OF MORTGAGE LOANS CLOSED AFTER THE STATISTICAL CALCULATION DATE AND PRIOR TO THE CLOSING DATE. IT IS EXPECTED THAT THE COMPOSITION AND CHARACTERISTICS OF THE ADDITIONAL MORTGAGE LOAN POOL WILL BE SIMILAR TO THE COMPOSITION AND CHARACTERISTICS OF THE INITIAL MORTGAGE LOANS IN ALL MATERIAL RESPECTS.

THE INFORMATION SET FORTH HEREIN REGARDING THE INITIAL MORTGAGE LOANS IS CALCULATED AS OF THE STATISTICAL CALCULATION DATE (AFTER GIVING EFFECT TO SCHEDULED PAYMENTS DUE JUNE 1, 2002).

THE FOLLOWING INFORMATION IS PRELIMINARY AND WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN ANY SUBSEQUENT TERM SHEETS AND THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------








--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

SUMMARY STATISTICS
------------------------------------------------------------------------------------------------------------

     PRINCIPAL BALANCE                                                                 $178,987,327.32
         Number of Mortgage Loans                                                                1,327
         Minimum                                                                             $8,281.82
         Maximum                                                                           $599,483.41
         Average                                                                           $134,881.18
     ORIGINAL LTV RATIO
         Minimum                                                                                15.00%
         Maximum                                                                               100.00%
         Weighted Average                                                                       80.61%
     CURRENT INTEREST RATE
         Minimum                                                                                6.375%
         Maximum                                                                               14.500%
         Weighted Average                                                                       8.882%
     FICO SCORE
         Minimum                                                                                   515
         Maximum                                                                                   805
         Weighted Average                                                                          627
     REMAINING TERM
         Minimum                                                                                   119
         Maximum                                                                                   360
         Weighted Average                                                                          331
     PRODUCT TYPE
         Fully Amortizing Fixed Rate Mortgage Loans                                             14.44%
         Fully Amortizing Adjustable Rate Mortgage Loans                                        73.44%
         Fixed Rate Balloon Mortgage Loans                                                      12.12%
     LIEN POSITION
         First Lien                                                                             99.36%
         Second Lien                                                                             0.64%
     PROPERTY TYPE
         Single Family Residence                                                                76.36%
         PUD                                                                                    14.48%
         Condo                                                                                   4.78%
         Multi-Unit                                                                              4.38%
     OCCUPANCY STATUS
         Primary                                                                                93.75%
         Investment (Non-Owner Occupied)                                                         4.53%
         Secondary                                                                               1.25%
         Investment (Owner Occupied)                                                             0.47%
     GEOGRAPHIC CONCENTRATION (>5.00%)
         California                                                                             22.10%
         Florida                                                                                12.80%
         Ohio                                                                                    5.68%
         Michigan                                                                                5.02%
         Number of States*                                                                          47
         Largest Zip Code Concentration (CA / 94533)                                             0.66%
     % OF LOANS WITH PREPAYMENT PENALTIES                                                       86.45%
     % OF LOANS WITH MORTGAGE INSURANCE                                                         83.94%
     *Includes the District of Columbia

------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

SUMMARY STATISTICS OF ADJUSTABLE RATE CHARACTERISTICS
------------------------------------------------------------------------------------------------------------
     PRINCIPAL BALANCE                                                                 $131,456,110.05
     PRODUCT TYPE
         2/28 Mortgage Loan                                                                     89.66%
         3/27 Mortgage Loan                                                                     10.34%
     INDEX TYPE
         6-Month LIBOR                                                                         100.00%
     GROSS MARGIN
         Minimum                                                                                4.000%
         Maximum                                                                                7.750%
         Weighted Average                                                                       5.796%
     MINIMUM INTEREST RATE
         Minimum                                                                                5.125%
         Maximum                                                                               12.875%
         Weighted Average                                                                       8.784%
     MAXIMUM INTEREST RATE
         Minimum                                                                               11.750%
         Maximum                                                                               19.875%
         Weighted Average                                                                      15.784%
     INITIAL INTEREST RATE CAP
         Minimum                                                                                3.000%
         Maximum                                                                                3.000%
         Weighted Average                                                                       3.000%
     PERIODIC INTEREST RATE CAP
         Minimum                                                                                1.000%
         Maximum                                                                                1.000%
         Weighted Average                                                                       1.000%
     MONTHS TO ROLL
         Minimum                                                                                     3
         Maximum                                                                                    36
         Weighted Average                                                                           25

------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                 NUMBER OF INITIAL             OUTSTANDING              % OF AGGREGATE
CURRENT INTEREST RATE (%)                         MORTGAGE LOANS            PRINCIPAL BALANCE         PRINCIPAL BALANCE
-------------------------------------------    --------------------      -----------------------    ---------------------
  6.001 to  6.500                                                 5           $     1,052,154.90                    0.59%
  6.501 to  7.000                                                20                 4,996,956.51                     2.79
  7.001 to  7.500                                                55                 9,574,614.55                     5.35
  7.501 to  8.000                                               179                28,313,865.00                    15.82
  8.001 to  8.500                                               236                35,352,108.84                    19.75
  8.501 to  9.000                                               261                34,828,768.85                    19.46
  9.001 to  9.500                                               159                20,875,304.46                    11.66
  9.501 to 10.000                                               194                23,360,768.79                    13.05
 10.001 to 10.500                                                76                 8,808,627.37                     4.92
 10.501 to 11.000                                                68                 7,101,539.34                     3.97
 11.001 to 11.500                                                24                 2,335,873.11                     1.31
 11.501 to 12.000                                                11                 1,031,762.15                     0.58
 12.001 to 12.500                                                 2                   228,998.63                     0.13
 12.501 to 13.000                                                 3                   201,694.29                     0.11
 13.001 to 13.500                                                 3                    70,772.69                     0.04
 13.501 to 14.000                                                 9                   309,968.42                     0.17
 14.001 to 14.500                                                22                   543,549.42                     0.30
-------------------------------------------    --------------------      -----------------------    ---------------------
TOTAL                                                         1,327           $   178,987,327.32                  100.00%
                                               ====================      =======================    =====================



                                                 NUMBER OF INITIAL             OUTSTANDING              % OF AGGREGATE
PRINCIPAL BALANCE ($)                             MORTGAGE LOANS            PRINCIPAL BALANCE         PRINCIPAL BALANCE
-------------------------------------------    ---------------------     -----------------------    ----------------------
       0.01 to 25,000.00                                          21          $       358,794.31                     0.20%
  25,000.01 to 50,000.00                                          80                3,443,473.31                      1.92
  50,000.01 to 75,000.00                                         213               13,623,750.39                      7.61
 75,000.01 to 100,000.00                                         228               19,836,238.33                     11.08
100,000.01 to 125,000.00                                         210               23,589,316.65                     13.18
125,000.01 to 150,000.00                                         144               19,671,648.33                     10.99
150,000.01 to 175,000.00                                         114               18,397,348.15                     10.28
175,000.01 to 200,000.00                                          93               17,413,480.07                      9.73
200,000.01 to 225,000.00                                          49               10,379,682.37                      5.80
225,000.01 to 250,000.00                                          46               10,874,661.59                      6.08
250,000.01 to 275,000.00                                          35                9,166,278.91                      5.12
275,000.01 to 300,000.00                                          28                8,057,975.78                      4.50
300,000.01 to 325,000.00                                          20                6,250,729.95                      3.49
325,000.01 to 350,000.00                                          20                6,771,286.51                      3.78
350,000.01 to 375,000.00                                           4                1,471,633.33                      0.82
375,000.01 to 400,000.00                                           9                3,545,394.18                      1.98
400,000.01 to 425,000.00                                           3                1,221,450.67                      0.68
425,000.01 to 450,000.00                                           2                  887,997.16                      0.50
450,000.01 to 475,000.00                                           2                  913,846.46                      0.51
475,000.01 to 500,000.00                                           4                1,973,201.80                      1.10
525,000.01 to 550,000.00                                           1                  539,655.66                      0.30
575,000.01 to 600,000.00                                           1                  599,483.41                      0.33
-------------------------------------------    ---------------------      ----------------------    ----------------------
TOTAL                                                          1,327          $   178,987,327.32                   100.00%
                                               =====================      ======================    ======================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                 NUMBER OF INITIAL             OUTSTANDING              % OF AGGREGATE
FICO SCORE                                        MORTGAGE LOANS            PRINCIPAL BALANCE         PRINCIPAL BALANCE
-------------------------------------------    ---------------------     -----------------------    ----------------------
Unknown                                                            1                  $43,995.00                     0.02%
511 to 520                                                         2                  154,081.13                      0.09
521 to 530                                                        25                2,834,402.61                      1.58
531 to 540                                                        26                3,149,229.25                      1.76
541 to 550                                                        48                5,918,265.16                      3.31
551 to 560                                                        57                6,403,363.27                      3.58
561 to 570                                                        41                5,922,852.91                      3.31
571 to 580                                                        76                9,509,517.31                      5.31
581 to 590                                                        89               11,030,454.57                      6.16
591 to 600                                                        95               13,630,221.43                      7.62
601 to 610                                                        93               13,561,521.04                      7.58
611 to 620                                                        88               12,160,242.44                      6.79
621 to 630                                                       102               13,392,151.46                      7.48
631 to 640                                                        90               11,270,928.54                      6.30
641 to 650                                                       103               13,618,527.48                      7.61
651 to 660                                                        66                9,665,002.44                      5.40
661 to 670                                                        67                9,255,863.84                      5.17
671 to 680                                                        68               10,352,671.14                      5.78
681 to 690                                                        47                6,325,018.42                      3.53
691 to 700                                                        41                6,607,399.85                      3.69
701 to 710                                                        32                5,659,120.49                      3.16
711 to 720                                                        15                2,138,115.92                      1.19
721 to 730                                                        13                1,576,188.68                      0.88
731 to 740                                                         8                  746,957.57                      0.42
741 to 750                                                         7                  590,231.39                      0.33
751 to 760                                                         8                1,043,449.72                      0.58
761 to 770                                                         6                1,031,020.13                      0.58
771 to 780                                                         7                  670,836.50                      0.37
781 to 790                                                         3                  429,325.17                      0.24
791 to 800                                                         2                  225,862.01                      0.13
801 to 810                                                         1                   70,510.45                      0.04
-------------------------------------------    ---------------------     -----------------------    ----------------------
TOTAL                                                          1,327             $178,987,327.32                   100.00%
                                               =====================     =======================    ======================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                 NUMBER OF INITIAL             OUTSTANDING              % OF AGGREGATE
ORIGINAL LTV RATIO (%)                            MORTGAGE LOANS            PRINCIPAL BALANCE         PRINCIPAL BALANCE
-------------------------------------------    ---------------------     -----------------------    ----------------------
10.01 to  15.00                                                    4                  $59,504.20                     0.03%
15.01 to  20.00                                                   24                  739,457.44                      0.41
20.01 to  25.00                                                    6                  234,422.74                      0.13
25.01 to  30.00                                                   10                  669,090.09                      0.37
30.01 to  35.00                                                    7                  805,623.42                      0.45
35.01 to  40.00                                                    4                  327,338.98                      0.18
40.01 to  45.00                                                   12                1,016,003.37                      0.57
45.01 to  50.00                                                   13                1,172,136.62                      0.65
50.01 to  55.00                                                   16                2,280,887.47                      1.27
55.01 to  60.00                                                   36                4,809,779.34                      2.69
60.01 to  65.00                                                   41                6,002,994.47                      3.35
65.01 to  70.00                                                   72                9,617,963.97                      5.37
70.01 to  75.00                                                  122               16,850,231.08                      9.41
75.01 to  80.00                                                  376               52,326,256.87                     29.23
80.01 to  85.00                                                  158               20,921,192.39                     11.69
85.01 to  90.00                                                  266               37,984,962.24                     21.22
90.01 to  95.00                                                  105               16,458,719.04                      9.20
95.01 to 100.00                                                   55                6,710,763.59                      3.75
-------------------------------------------    ---------------------     -----------------------    ----------------------
TOTAL                                                          1,327             $178,987,327.32                   100.00%
                                               =====================     =======================    ======================



REMAINING TERM                                   NUMBER OF INITIAL             OUTSTANDING               % OF AGGREGATE
TO MATURITY (MONTHS)                              MORTGAGE LOANS            PRINCIPAL BALANCE         PRINCIPAL BALANCE
-------------------------------------------    --------------------      ----------------------     ---------------------
109 to 120                                                        2                 $135,329.26                     0.08%
157 to 168                                                        7                  157,821.81                      0.09
169 to 180                                                      251               27,190,055.50                     15.19
229 to 240                                                        9                  698,610.30                      0.39
289 to 300                                                        1                   46,967.48                      0.03
313 to 324                                                        1                  216,755.25                      0.12
325 to 336                                                        1                  123,211.12                      0.07
337 to 348                                                        1                   52,233.31                      0.03
349 to 360                                                    1,054              150,366,343.29                     84.01
-------------------------------------------    --------------------      ----------------------     ---------------------
TOTAL                                                         1,327             $178,987,327.32                   100.00%
                                               ====================      ======================     =====================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                 NUMBER OF INITIAL             OUTSTANDING              % OF AGGREGATE
OCCUPANCY STATUS                                  MORTGAGE LOANS            PRINCIPAL BALANCE         PRINCIPAL BALANCE
-------------------------------------------    ---------------------     -----------------------    ----------------------
Primary                                                       1,230             $167,797,488.87                    93.75%
Investment (Non-Owner Occupied)                                  77                8,116,928.07                      4.53
Secondary                                                        14                2,232,918.83                      1.25
Investment (Owner Occupied)                                       6                  839,991.55                      0.47
-------------------------------------------    ---------------------     -----------------------    ----------------------
TOTAL                                                         1,327             $178,987,327.32                   100.00%
                                               =====================     =======================    ======================



                                                 NUMBER OF INITIAL             OUTSTANDING              % OF AGGREGATE
RISK CLASSIFICATION                               MORTGAGE LOANS            PRINCIPAL BALANCE         PRINCIPAL BALANCE
-------------------------------------------    ---------------------     -----------------------    ----------------------
AAA                                                             268              $36,617,564.79                    20.46%
AA                                                              317               45,808,816.99                     25.59
A                                                               244               29,783,215.81                     16.64
A-                                                               86               10,995,926.10                      6.14
Alt A                                                           117               16,104,336.95                      9.00
B                                                                71                9,362,033.23                      5.23
C                                                                 8                  827,131.97                      0.46
C-                                                                2                  460,000.00                      0.26
FICO Enhanced                                                   116               14,893,859.75                      8.32
FICO Only                                                        98               14,134,441.73                      7.90
-------------------------------------------    ---------------------     -----------------------    ----------------------
TOTAL                                                         1,327             $178,987,327.32                   100.00%
                                               =====================     =======================    ======================



                                                 NUMBER OF INITIAL             OUTSTANDING              % OF AGGREGATE
DOCUMENTATION TYPE                                MORTGAGE LOANS            PRINCIPAL BALANCE         PRINCIPAL BALANCE
-------------------------------------------    ---------------------     -----------------------    ----------------------
Full Documentation                                              793             $101,632,240.91                    56.78%
Stated Income                                                   390               57,001,671.39                     31.85
No Documentation                                                 65                7,971,082.85                      4.45
No Income/No Asset Verification                                  47                6,940,303.04                      3.88
Limited Documentation                                            32                5,442,029.13                      3.04
-------------------------------------------    ---------------------     -----------------------    ----------------------
TOTAL                                                         1,327             $178,987,327.32                   100.00%
                                               =====================     =======================    ======================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                 NUMBER OF INITIAL             OUTSTANDING              % OF AGGREGATE
PROPERTY TYPE                                     MORTGAGE LOANS            PRINCIPAL BALANCE         PRINCIPAL BALANCE
-------------------------------------------    ---------------------     -----------------------    ----------------------
Single Family Residence                                       1,046             $136,677,385.14                    76.36%
PUD                                                             158               25,926,250.06                     14.48
Condo                                                            66                8,552,318.05                      4.78
Multi-Unit                                                       57                7,831,374.07                      4.38
-------------------------------------------    ---------------------     -----------------------    ----------------------
TOTAL                                                         1,327             $178,987,327.32                   100.00%
                                               =====================     =======================    ======================



                                                 NUMBER OF INITIAL             OUTSTANDING              % OF AGGREGATE
MORTGAGE LOAN TYPE                                MORTGAGE LOANS            PRINCIPAL BALANCE         PRINCIPAL BALANCE
-------------------------------------------    ---------------------     -----------------------    ----------------------
2/28 ARM - 6 Month LIBOR Index                                  807             $117,867,583.95                    65.85%
3/27 ARM - 6 Month LIBOR Index                                   96               13,588,526.10                      7.59
15 Year Balloon                                                 198               21,696,578.64                     12.12
10 Year Fixed Rate                                                2                  135,329.26                      0.08
15 Year Fixed Rate                                               60                5,651,298.67                      3.16
20 Year Fixed Rate                                                9                  698,610.30                      0.39
25 Year Fixed Rate                                                1                   46,967.48                      0.03
30 Year Fixed Rate                                              154               19,302,432.92                     10.78
-------------------------------------------    ---------------------     -----------------------    ----------------------
TOTAL                                                         1,327             $178,987,327.32                   100.00%
                                               =====================     =======================    ======================



                                                 NUMBER OF INITIAL             OUTSTANDING              % OF AGGREGATE
LOAN PURPOSE                                      MORTGAGE LOANS            PRINCIPAL BALANCE         PRINCIPAL BALANCE
-------------------------------------------    ---------------------     -----------------------    ----------------------
Cashout                                                         727              $99,934,123.38                    55.83%
Purchase                                                        461               61,031,644.55                     34.10
Rate/Term Refinance                                             139               18,021,559.39                     10.07
-------------------------------------------    ---------------------     -----------------------    ----------------------
TOTAL                                                         1,327             $178,987,327.32                   100.00%
                                               =====================     =======================    ======================



                                                 NUMBER OF INITIAL             OUTSTANDING              % OF AGGREGATE
MORTGAGE INSURANCE PROVIDER                       MORTGAGE LOANS            PRINCIPAL BALANCE         PRINCIPAL BALANCE
-------------------------------------------    ---------------------     -----------------------    ----------------------
PMI                                                             540              $76,222,004.84                    42.59%
MGIC                                                            546               74,003,959.96                     41.35
Uninsured                                                       241               28,761,362.52                     16.07
-------------------------------------------    ---------------------     -----------------------    ----------------------
TOTAL                                                         1,327             $178,987,327.32                   100.00%
                                               =====================     =======================    ======================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                 NUMBER OF INITIAL             OUTSTANDING              % OF AGGREGATE
GEOGRAPHIC DISTRIBUTION                           MORTGAGE LOANS            PRINCIPAL BALANCE         PRINCIPAL BALANCE
-------------------------------------------    ---------------------     -----------------------    ----------------------
Arizona                                                          29               $3,610,470.10                     2.02%
Arkansas                                                         13                1,078,607.76                      0.60
California                                                      199               39,548,631.15                     22.10
Colorado                                                         24                4,726,556.33                      2.64
Connecticut                                                       7                1,221,096.77                      0.68
Delaware                                                          6                  636,232.65                      0.36
District of Columbia                                             13                1,871,589.42                      1.05
Florida                                                         192               22,919,278.76                     12.80
Georgia                                                          48                5,919,029.87                      3.31
Idaho                                                            11                1,396,526.93                      0.78
Illinois                                                         32                4,001,653.77                      2.24
Indiana                                                          34                3,546,502.04                      1.98
Iowa                                                              3                  529,785.96                      0.30
Kansas                                                            3                  531,584.19                      0.30
Kentucky                                                         12                1,031,629.76                      0.58
Louisiana                                                        19                2,102,493.28                      1.17
Maine                                                             2                  377,318.90                      0.21
Maryland                                                         18                2,490,364.26                      1.39
Massachusetts                                                    25                4,703,842.98                      2.63
Michigan                                                         86                8,992,872.72                      5.02
Minnesota                                                         9                1,217,052.30                      0.68
Mississippi                                                      19                1,596,237.15                      0.89
Missouri                                                         17                1,452,247.61                      0.81
Montana                                                           1                   45,467.89                      0.03
Nebraska                                                          1                   68,756.13                      0.04
Nevada                                                           37                5,429,691.70                      3.03
New Hampshire                                                    11                1,407,217.86                      0.79
New Jersey                                                       32                4,568,009.14                      2.55
New Mexico                                                        9                1,109,867.23                      0.62
New York                                                         30                4,056,205.58                      2.27
North Carolina                                                   26                3,104,854.45                      1.73
Ohio                                                             94               10,166,020.79                      5.68
Oklahoma                                                         26                1,985,184.15                      1.11
Oregon                                                            9                1,603,031.73                      0.90
Pennsylvania                                                     37                4,558,459.31                      2.55
Rhode Island                                                     10                1,714,447.89                      0.96
South Carolina                                                    7                  880,324.62                      0.49
South Dakota                                                      1                   88,039.35                      0.05
Tennessee                                                        35                4,173,893.13                      2.33
Texas                                                            52                6,570,112.59                      3.67
Utah                                                             10                1,287,985.45                      0.72
Vermont                                                           4                  929,768.96                      0.52
Virginia                                                         15                2,147,796.01                      1.20
Washington                                                       35                5,145,510.30                      2.87
West Virginia                                                     6                  623,054.83                      0.35
Wisconsin                                                        16                1,618,420.77                      0.90
Wyoming                                                           2                  203,602.80                      0.11
-------------------------------------------    ---------------------     -----------------------    ----------------------
TOTAL                                                         1,327             $178,987,327.32                   100.00%
                                               =====================     =======================    ======================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

            DESCRIPTION OF THE INITIAL ADJUSTABLE RATE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                                                                              % OF AGGREGATE
                                                        NUMBER OF                  OUTSTANDING               INITIAL ARM LOAN
GROSS MARGIN (%)                                    INITIAL ARM LOANS           PRINCIPAL BALANCE            PRINCIPAL BALANCE
-------------------------------------------    ---------------------------    ----------------------     -------------------------
3.501 to 4.000                                                          1               $149,888.68                         0.11%
4.001 to 4.500                                                         21              3,557,769.34                          2.71
4.501 to 5.000                                                         87             14,902,536.41                         11.34
5.001 to 5.500                                                        213             31,559,590.47                         24.01
5.501 to 6.000                                                        229             31,985,930.87                         24.33
6.001 to 6.500                                                        229             32,597,903.73                         24.80
6.501 to 7.000                                                        101             13,675,255.14                         10.40
7.001 to 7.500                                                         21              2,697,235.41                          2.05
7.501 to 8.000                                                          1                330,000.00                          0.25
-------------------------------------------    ---------------------------    ----------------------     -------------------------
TOTAL                                                                 903           $131,456,110.05                       100.00%
                                               ===========================    ======================     =========================



                                                                                                              % OF AGGREGATE
                                                        NUMBER OF                  OUTSTANDING               INITIAL ARM LOAN
MINIMUM INTEREST RATE (%)                           INITIAL ARM LOANS           PRINCIPAL BALANCE            PRINCIPAL BALANCE
-------------------------------------------    ---------------------------    ----------------------     -------------------------
 5.001 to  5.500                                                        1               $327,557.47                         0.25%
 6.001 to  6.500                                                        3                758,514.76                          0.58
 6.501 to  7.000                                                       14              4,124,257.55                          3.14
 7.001 to  7.500                                                       39              7,076,196.59                          5.38
 7.501 to  8.000                                                      124             20,407,105.43                         15.52
 8.001 to  8.500                                                      171             26,680,321.70                         20.30
 8.501 to  9.000                                                      190             26,348,952.46                         20.04
 9.001 to  9.500                                                      129             17,346,772.29                         13.20
 9.501 to 10.000                                                      140             17,701,609.92                         13.47
10.001 to 10.500                                                       48              5,851,460.74                          4.45
10.501 to 11.000                                                       34              3,877,436.13                          2.95
11.001 to 11.500                                                        7                674,870.30                          0.51
11.501 to 12.000                                                        2                151,054.71                          0.11
12.501 to 13.000                                                        1                130,000.00                          0.10
-------------------------------------------    ---------------------------    ----------------------     -------------------------
TOTAL                                                                 903           $131,456,110.05                       100.00%
                                               ===========================    ======================     =========================






--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

            DESCRIPTION OF THE INITIAL ADJUSTABLE RATE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                                                                              % OF AGGREGATE
                                                        NUMBER OF                  OUTSTANDING               INITIAL ARM LOAN
MAXIMUM INTEREST RATE (%)                           INITIAL ARM LOANS           PRINCIPAL BALANCE            PRINCIPAL BALANCE
-------------------------------------------    ---------------------------    ----------------------     -------------------------
11.501 to 12.000                                                        1               $599,483.41                         0.46%
13.001 to 13.500                                                        2                679,385.27                          0.52
13.501 to 14.000                                                       13              3,524,774.14                          2.68
14.001 to 14.500                                                       39              7,076,196.59                          5.38
14.501 to 15.000                                                      125             20,734,662.90                         15.77
15.001 to 15.500                                                      171             26,680,321.70                         20.30
15.501 to 16.000                                                      189             26,287,395.18                         20.00
16.001 to 16.500                                                      129             17,247,858.54                         13.12
16.501 to 17.000                                                      142             17,941,210.44                         13.65
17.001 to 17.500                                                       48              5,851,460.74                          4.45
17.501 to 18.000                                                       34              3,877,436.13                          2.95
18.001 to 18.500                                                        7                674,870.30                          0.51
18.501 to 19.000                                                        2                151,054.71                          0.11
19.501 to 20.000                                                        1                130,000.00                          0.10
-------------------------------------------    ---------------------------    ----------------------     -------------------------
TOTAL                                                                 903           $131,456,110.05                       100.00%
                                               ===========================    ======================     =========================



                                                                                                              % OF AGGREGATE
                                                        NUMBER OF                  OUTSTANDING               INITIAL ARM LOAN
INITIAL INTEREST RATE CAP (%)                       INITIAL ARM LOANS           PRINCIPAL BALANCE            PRINCIPAL BALANCE
-------------------------------------------    ---------------------------    ----------------------     -------------------------
3.000                                                                 903           $131,456,110.05                       100.00%
-------------------------------------------    ---------------------------    ----------------------     -------------------------
TOTAL                                                                 903           $131,456,110.05                       100.00%
                                               ===========================    ======================     =========================



                                                                                                              % OF AGGREGATE
                                                        NUMBER OF                  OUTSTANDING               INITIAL ARM LOAN
PERIODIC INTEREST RATE CAP (%)                      INITIAL ARM LOANS           PRINCIPAL BALANCE            PRINCIPAL BALANCE
-------------------------------------------    ---------------------------    ----------------------     -------------------------
1.000                                                                 903           $131,456,110.05                       100.00%
-------------------------------------------    ---------------------------    ----------------------     -------------------------
TOTAL                                                                 903           $131,456,110.05                       100.00%
                                               ===========================    ======================     =========================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

            DESCRIPTION OF THE INITIAL ADJUSTABLE RATE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                                                                              % OF AGGREGATE
                                                        NUMBER OF                  OUTSTANDING               INITIAL ARM LOAN
NEXT INTEREST RATE ADJUSTMENT DATE                  INITIAL ARM LOANS           PRINCIPAL BALANCE            PRINCIPAL BALANCE
-------------------------------------------    ---------------------------    ----------------------     -------------------------
September 2002                                                          1               $123,211.12                         0.09%
March 2004                                                             10              1,131,463.72                          0.86
April 2004                                                            106             16,611,905.33                         12.64
May 2004                                                              536             79,718,166.58                         60.64
June 2004                                                             154             20,282,837.20                         15.43
January 2005                                                            1                 67,312.50                          0.05
March 2005                                                              3                352,457.81                          0.27
April 2005                                                              9              1,339,923.29                          1.02
May 2005                                                               64              9,491,752.50                          7.22
June 2005                                                              19              2,337,080.00                          1.78
-------------------------------------------    ---------------------------    ----------------------     -------------------------
TOTAL                                                                 903           $131,456,110.05                       100.00%
                                               ===========================    ======================     =========================





--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

SUMMARY STATISTICS
-------------------------------------------------------------------------------------------------------

     PRINCIPAL BALANCE                                                                 $120,365,961.26
         Number of Mortgage Loans                                                                  893
         Minimum                                                                             $8,281.82
         Maximum                                                                           $346,795.13
         Average                                                                           $134,788.31
     ORIGINAL LTV RATIO
         Minimum                                                                                19.82%
         Maximum                                                                               100.00%
         Weighted Average                                                                       80.64%
     CURRENT INTEREST RATE
         Minimum                                                                                6.375%
         Maximum                                                                               12.875%
         Weighted Average                                                                       8.900%
     FICO SCORE
         Minimum                                                                                   515
         Maximum                                                                                   805
         Weighted Average                                                                          627
     REMAINING TERM
         Minimum                                                                                   119
         Maximum                                                                                   360
         Weighted Average                                                                          332
     PRODUCT TYPE
         Fully Amortizing Fixed Rate Mortgage Loans                                             14.02%
         Fully Amortizing Adjustable Rate Mortgage Loans                                        73.73%
         Fixed Rate Balloon Mortgage Loans                                                      12.25%
     LIEN POSITION
         First Lien                                                                            100.00%
     PROPERTY TYPE
         Single Family Residence                                                                77.70%
         PUD                                                                                    11.74%
         Multi-Unit                                                                              5.65%
         Condo                                                                                   4.91%
     OCCUPANCY STATUS
         Primary                                                                                93.19%
         Investment (Non-Owner Occupied)                                                         5.28%
         Secondary                                                                               0.90%
         Investment (Owner Occupied)                                                             0.63%
     GEOGRAPHIC CONCENTRATION (>5.00%)
         California                                                                             21.00%
         Florida                                                                                13.06%
         Ohio                                                                                    6.20%
         Michigan                                                                                5.57%
         Number of States*                                                                          46
         Largest Zip Code Concentration (CA / 94533)                                             0.98%
     % OF LOANS WITH PREPAYMENT PENALTIES                                                       86.63%
     % OF LOANS WITH MORTGAGE INSURANCE                                                         84.42%
     *Includes the District of Columbia

-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------


                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

SUMMARY STATISTICS OF ADJUSTABLE RATE CHARACTERISTICS
-------------------------------------------------------------------------------------------------------

     PRINCIPAL BALANCE                                                                  $88,751,215.25
     PRODUCT TYPE
         2/28 Mortgage Loan                                                                     91.34%
         3/27 Mortgage Loan                                                                      8.66%
     INDEX TYPE
         6-Month LIBOR                                                                         100.00%
     GROSS MARGIN
         Minimum                                                                                4.000%
         Maximum                                                                                7.500%
         Weighted Average                                                                       5.805%
     MINIMUM INTEREST RATE
         Minimum                                                                                6.500%
         Maximum                                                                               12.875%
         Weighted Average                                                                       8.855%
     MAXIMUM INTEREST RATE
         Minimum                                                                               13.500%
         Maximum                                                                               19.875%
         Weighted Average                                                                      15.856%
     INITIAL INTEREST RATE CAP
         Minimum                                                                                3.000%
         Maximum                                                                                3.000%
         Weighted Average                                                                       3.000%
     PERIODIC INTEREST RATE CAP
         Minimum                                                                                1.000%
         Maximum                                                                                1.000%
         Weighted Average                                                                       1.000%
     MONTHS TO ROLL
         Minimum                                                                                    21
         Maximum                                                                                    36
         Weighted Average                                                                           24

------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                       NUMBER OF                                           % OF AGGREGATE
                                                    INITIAL GROUP I              OUTSTANDING               INITIAL GROUP I
CURRENT INTEREST RATE (%)                           MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    -------------------------    ----------------------     -----------------------
 6.001 to  6.500                                                      4               $552,606.91                       0.46%
 6.501 to  7.000                                                      9              1,643,650.59                        1.37
 7.001 to  7.500                                                     41              6,528,923.22                        5.42
 7.501 to  8.000                                                    131             19,805,164.80                       16.45
 8.001 to  8.500                                                    156             21,808,101.84                       18.12
 8.501 to  9.000                                                    185             24,793,852.96                       20.60
 9.001 to  9.500                                                    111             15,161,189.62                       12.60
 9.501 to 10.000                                                    128             15,915,014.75                       13.22
10.001 to 10.500                                                     53              6,470,629.23                        5.38
10.501 to 11.000                                                     46              4,913,673.40                        4.08
11.001 to 11.500                                                     19              1,995,392.63                        1.66
11.501 to 12.000                                                      8                575,861.32                        0.48
12.001 to 12.500                                                      1                 71,899.99                        0.06
12.501 to 13.000                                                      1                130,000.00                        0.11
-------------------------------------------    -------------------------    ----------------------     -----------------------
TOTAL                                                               893           $120,365,961.26                     100.00%
                                               =========================    ======================     =======================



                                                       NUMBER OF                                           % OF AGGREGATE
                                                    INITIAL GROUP I              OUTSTANDING               INITIAL GROUP I
PRINCIPAL BALANCE ($)                               MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    -------------------------    ----------------------     -----------------------
      0.01 to  25,000.00                                              1          $        8,281.82                       0.01%
 25,000.01 to  50,000.00                                             12                 537,448.76                        0.45
 50,000.01 to  75,000.00                                            133               8,712,511.31                        7.24
 75,000.01 to 100,000.00                                            172              15,029,073.17                       12.49
100,000.01 to 125,000.00                                            163              18,337,681.70                       15.23
125,000.01 to 150,000.00                                            110              15,027,109.01                       12.48
150,000.01 to 175,000.00                                             85              13,745,463.02                       11.42
175,000.01 to 200,000.00                                             76              14,254,811.33                       11.84
200,000.01 to 225,000.00                                             40               8,483,138.53                        7.05
225,000.01 to 250,000.00                                             42               9,934,209.93                        8.25
250,000.01 to 275,000.00                                             32               8,381,239.78                        6.96
275,000.01 to 300,000.00                                             24               6,923,631.54                        5.75
300,000.01 to 325,000.00                                              1                 300,476.84                        0.25
325,000.01 to 350,000.00                                              2                 690,884.52                        0.57
-------------------------------------------    -------------------------    ----------------------     -----------------------
TOTAL                                                               893           $120,365,961.26                      100.00%
                                               =========================    ======================     =======================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                       NUMBER OF                                           % OF AGGREGATE
                                                    INITIAL GROUP I              OUTSTANDING               INITIAL GROUP I
FICO SCORE                                          MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    -------------------------    ----------------------     -----------------------
511 to 520                                                            1                $86,768.63                       0.07%
521 to 530                                                           17              2,331,528.73                        1.94
531 to 540                                                           22              2,839,377.03                        2.36
541 to 550                                                           36              4,592,581.06                        3.82
551 to 560                                                           39              4,637,291.28                        3.85
561 to 570                                                           28              4,040,764.27                        3.36
571 to 580                                                           49              6,165,920.28                        5.12
581 to 590                                                           61              7,532,560.64                        6.26
591 to 600                                                           60              8,685,962.15                        7.22
601 to 610                                                           55              8,014,334.00                        6.66
611 to 620                                                           56              6,581,933.57                        5.47
621 to 630                                                           65              8,754,582.37                        7.27
631 to 640                                                           61              8,296,001.60                        6.89
641 to 650                                                           79             10,134,138.40                        8.42
651 to 660                                                           44              6,635,628.98                        5.51
661 to 670                                                           37              4,796,351.07                        3.98
671 to 680                                                           46              7,081,155.93                        5.88
681 to 690                                                           31              4,016,247.98                        3.34
691 to 700                                                           35              5,561,232.97                        4.62
701 to 710                                                           20              2,967,142.52                        2.47
711 to 720                                                           10              1,388,239.05                        1.15
721 to 730                                                            9              1,267,287.77                        1.05
731 to 740                                                            4                409,663.84                        0.34
741 to 750                                                            5                414,255.70                        0.34
751 to 760                                                            7                955,153.24                        0.79
761 to 770                                                            4                831,291.80                        0.69
771 to 780                                                            6                622,868.77                        0.52
781 to 790                                                            3                429,325.17                        0.36
791 to 800                                                            2                225,862.01                        0.19
801 to 810                                                            1                 70,510.45                        0.06
-------------------------------------------    -------------------------    ----------------------     -----------------------
TOTAL                                                               893           $120,365,961.26                     100.00%
                                               =========================    ======================     =======================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                       NUMBER OF                                           % OF AGGREGATE
                                                    INITIAL GROUP I              OUTSTANDING               INITIAL GROUP I
ORIGINAL LTV RATIO (%)                              MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    -------------------------    ----------------------     -----------------------
15.01 to  20.00                                                       1               $109,929.86                       0.09%
20.01 to  25.00                                                       1                 58,431.29                        0.05
30.01 to  35.00                                                       7                805,623.42                        0.67
35.01 to  40.00                                                       2                214,932.10                        0.18
40.01 to  45.00                                                       9                826,206.11                        0.69
45.01 to  50.00                                                      10              1,048,259.51                        0.87
50.01 to  55.00                                                      11              1,254,450.78                        1.04
55.01 to  60.00                                                      31              3,975,360.61                        3.30
60.01 to  65.00                                                      24              3,320,533.76                        2.76
65.01 to  70.00                                                      53              7,277,767.41                        6.05
70.01 to  75.00                                                      84             11,309,141.16                        9.40
75.01 to  80.00                                                     265             36,417,785.18                       30.26
80.01 to  85.00                                                     113             14,957,046.34                       12.43
85.01 to  90.00                                                     177             24,165,642.86                       20.08
90.01 to  95.00                                                      61              9,260,524.20                        7.69
95.01 to 100.00                                                      44              5,364,326.67                        4.46
-------------------------------------------    -------------------------    ----------------------     -----------------------
TOTAL                                                               893           $120,365,961.26                     100.00%
                                               =========================    ======================     =======================



                                                       NUMBER OF                                           % OF AGGREGATE
REMAINING TERM                                      INITIAL GROUP I              OUTSTANDING               INITIAL GROUP I
TO MATURITY (MONTHS)                                MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    -------------------------    ----------------------     -----------------------
109 to 120                                                            1                $77,596.70                       0.06%
157 to 168                                                            1                  8,281.82                        0.01
169 to 180                                                          149             17,826,371.19                       14.81
229 to 240                                                            5                466,124.59                        0.39
349 to 360                                                          737            101,987,586.96                       84.73
-------------------------------------------    -------------------------    ----------------------     -----------------------
TOTAL                                                               893           $120,365,961.26                     100.00%
                                               =========================    ======================     =======================



                                                       NUMBER OF                                           % OF AGGREGATE
                                                    INITIAL GROUP I              OUTSTANDING               INITIAL GROUP I
OCCUPANCY STATUS                                    MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    -------------------------    ----------------------     -----------------------
Primary                                                             825           $112,165,689.65                      93.19%
Investment (Non-Owner Occupied)                                      55              6,361,132.48                        5.28
Secondary                                                             8              1,083,584.07                        0.90
Investment (Owner Occupied)                                           5                755,555.06                        0.63
-------------------------------------------    -------------------------    ----------------------     -----------------------
TOTAL                                                               893           $120,365,961.26                     100.00%
                                               =========================    ======================     =======================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                       NUMBER OF                                           % OF AGGREGATE
                                                    INITIAL GROUP I              OUTSTANDING               INITIAL GROUP I
RISK CLASSIFICATION                                 MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    -------------------------    ----------------------     -----------------------
AAA                                                                 185            $25,560,241.74                      21.24%
AA                                                                  196             27,520,152.63                       22.86
A                                                                   170             21,473,580.03                       17.84
A-                                                                   63              8,098,260.35                        6.73
Alt A                                                                79             10,698,802.03                        8.89
B                                                                    49              6,355,835.56                        5.28
C                                                                     3                371,642.29                        0.31
C-                                                                    1                130,000.00                        0.11
FICO Enhanced                                                        81             10,769,341.07                        8.95
FICO Only                                                            66              9,388,105.56                        7.80
-------------------------------------------    -------------------------    ----------------------     -----------------------
TOTAL                                                               893           $120,365,961.26                     100.00%
                                               =========================    ======================     =======================



                                                       NUMBER OF                                           % OF AGGREGATE
                                                    INITIAL GROUP I              OUTSTANDING               INITIAL GROUP I
DOCUMENTATION TYPE                                  MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    -------------------------    ----------------------     -----------------------
Full Documentation                                                  529            $67,731,913.53                      56.27%
Stated Documentation                                                268             39,157,933.89                       32.53
No Documentation                                                     47              6,261,272.10                        5.20
No Income/No Asset Verification                                      29              4,074,345.68                        3.38
Limited Documentation                                                20              3,140,496.06                        2.61
-------------------------------------------    -------------------------    ----------------------     -----------------------
TOTAL                                                               893           $120,365,961.26                     100.00%
                                               =========================    ======================     =======================



                                                       NUMBER OF                                           % OF AGGREGATE
                                                    INITIAL GROUP I              OUTSTANDING               INITIAL GROUP I
PROPERTY TYPE                                       MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    -------------------------    ----------------------     -----------------------
Single Family Residence                                             705            $93,523,717.23                      77.70%
PUD                                                                  99             14,136,016.99                       11.74
Multi-Unit                                                           47              6,800,871.79                        5.65
Condo                                                                42              5,905,355.25                        4.91
-------------------------------------------    -------------------------    ----------------------     -----------------------
TOTAL                                                               893           $120,365,961.26                     100.00%
                                               =========================    ======================     =======================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                       NUMBER OF                                           % OF AGGREGATE
                                                    INITIAL GROUP I              OUTSTANDING               INITIAL GROUP I
MORTGAGE LOAN TYPE                                  MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    -------------------------    ----------------------     -----------------------
2/28 ARM - 6 Month LIBOR Index                                      575            $81,067,021.18                      67.35%
3/27 ARM - 6 Month LIBOR Index                                       58              7,684,194.07                        6.38
15 Year Balloon                                                     124             14,743,998.72                       12.25
10 Year Fixed Rate                                                    1                 77,596.70                        0.06
15 Year Fixed Rate                                                   26              3,090,654.29                        2.57
20 Year Fixed Rate                                                    5                466,124.59                        0.39
30 Year Fixed Rate                                                  104             13,236,371.71                       11.00
-------------------------------------------    -------------------------    ----------------------     -----------------------
TOTAL                                                               893           $120,365,961.26                     100.00%
                                               =========================    ======================     =======================



                                                       NUMBER OF                                           % OF AGGREGATE
                                                    INITIAL GROUP I              OUTSTANDING               INITIAL GROUP I
LOAN PURPOSE                                        MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    -------------------------    ----------------------     -----------------------
Cashout                                                             479            $65,991,788.88                      54.83%
Purchase                                                            317             41,720,760.01                       34.66
Rate/Term Refinance                                                  97             12,653,412.37                       10.51
-------------------------------------------    -------------------------    ----------------------     -----------------------
TOTAL                                                               893           $120,365,961.26                     100.00%
                                               =========================    ======================     =======================



                                                       NUMBER OF                                           % OF AGGREGATE
                                                    INITIAL GROUP I              OUTSTANDING               INITIAL GROUP I
MORTGAGE INSURANCE PROVIDER                         MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    -------------------------    ----------------------     -----------------------
PMI                                                                 396            $54,714,747.93                      45.46%
MGIC                                                                352             46,893,513.67                       38.96
Uninsured                                                           145             18,757,699.66                       15.58
-------------------------------------------    -------------------------    ----------------------     -----------------------
TOTAL                                                               893           $120,365,961.26                     100.00%
                                               =========================    ======================     =======================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                       NUMBER OF                                           % OF AGGREGATE
                                                    INITIAL GROUP I              OUTSTANDING               INITIAL GROUP I
GEOGRAPHIC DISTRIBUTION                             MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    -------------------------    ----------------------     -----------------------
Arizona                                                              22             $2,582,920.70                        2.15%
Arkansas                                                              8                794,452.89                        0.66
California                                                          137             25,281,411.36                       21.00
Colorado                                                             14              2,523,328.32                        2.10
Connecticut                                                           6                927,770.05                        0.77
Delaware                                                              2                227,847.35                        0.19
District of Columbia                                                  7              1,088,895.54                        0.90
Florida                                                             126             15,723,247.42                       13.06
Georgia                                                              31              4,242,496.49                        3.52
Idaho                                                                10              1,310,512.68                        1.09
Illinois                                                             27              3,194,929.71                        2.65
Indiana                                                              17              2,093,767.23                        1.74
Iowa                                                                  3                529,785.96                        0.44
Kansas                                                                2                218,155.84                        0.18
Kentucky                                                              6                645,489.40                        0.54
Louisiana                                                            12              1,110,156.70                        0.92
Maine                                                                 1                 62,064.27                        0.05
Maryland                                                             14              1,706,020.70                        1.42
Massachusetts                                                        19              3,532,302.73                        2.93
Michigan                                                             59              6,709,107.01                        5.57
Minnesota                                                             6                831,002.86                        0.69
Mississippi                                                          11              1,030,087.04                        0.86
Missouri                                                              8                620,701.64                        0.52
Nebraska                                                              1                 68,756.13                        0.06
Nevada                                                               25              3,393,698.14                        2.82
New Hampshire                                                        11              1,407,217.86                        1.17
New Jersey                                                           24              3,146,680.41                        2.61
New Mexico                                                            7                853,202.66                        0.71
New York                                                             26              3,148,190.04                        2.62
North Carolina                                                       21              2,663,760.73                        2.21
Ohio                                                                 64              7,457,737.00                        6.20
Oklahoma                                                             15              1,201,244.94                        1.00
Oregon                                                                6                983,332.72                        0.82
Pennsylvania                                                         26              2,728,142.31                        2.27
Rhode Island                                                          6                614,899.73                        0.51
South Carolina                                                        5                828,745.95                        0.69
South Dakota                                                          1                 88,039.35                        0.07
Tennessee                                                            18              2,688,391.33                        2.23
Texas                                                                28              3,525,443.41                        2.93
Utah                                                                  6                968,433.36                        0.80
Vermont                                                               2                264,702.46                        0.22
Virginia                                                             14              1,843,046.51                        1.53
Washington                                                           21              3,401,617.96                        2.83
West Virginia                                                         5                554,473.90                        0.46
Wisconsin                                                            12              1,422,511.65                        1.18
Wyoming                                                               1                127,238.82                        0.11
-------------------------------------------    -------------------------    ----------------------     -----------------------
TOTAL                                                               893           $120,365,961.26                     100.00%
                                               =========================    ======================     =======================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

        DESCRIPTION OF THE INITIAL GROUP I ADJUSTABLE RATE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                                                                             % OF AGGREGATE
                                                                                                            INITIAL GROUP I
                                                   NUMBER OF INITIAL              OUTSTANDING                   ARM LOAN
GROSS MARGIN (%)                                   GROUP I ARM LOANS           PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    -------------------------     ----------------------     ------------------------
3.501 to 4.000                                                        1                $149,888.68                        0.17%
4.001 to 4.500                                                       18               2,662,129.50                         3.00
4.501 to 5.000                                                       62               8,767,462.30                         9.88
5.001 to 5.500                                                      160              22,822,181.97                        25.71
5.501 to 6.000                                                      157              21,734,438.84                        24.49
6.001 to 6.500                                                      147              20,634,076.48                        23.25
6.501 to 7.000                                                       74              10,267,032.21                        11.57
7.001 to 7.500                                                       14               1,714,005.27                         1.93
-------------------------------------------    -------------------------     ----------------------     ------------------------
TOTAL                                                               633             $88,751,215.25                      100.00%
                                               =========================     ======================     ========================



                                                                                                             % OF AGGREGATE
                                                                                                            INITIAL GROUP I
                                                   NUMBER OF INITIAL              OUTSTANDING                   ARM LOAN
MINIMUM INTEREST RATE (%)                          GROUP I ARM LOANS           PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    -------------------------     ----------------------     ------------------------
  6.001 to   6.500                                                    1                $179,837.28                        0.20%
  6.501 to   7.000                                                    5               1,167,626.02                         1.32
  7.001 to   7.500                                                   28               4,650,318.45                         5.24
  7.501 to   8.000                                                   94              14,746,033.72                        16.62
  8.001 to   8.500                                                  116              16,398,914.91                        18.48
  8.501 to   9.000                                                  136              18,503,708.03                        20.85
  9.001 to   9.500                                                   95              13,240,658.78                        14.92
  9.501 to  10.000                                                   96              12,476,505.80                        14.06
 10.001 to  10.500                                                   33               4,119,714.54                         4.64
 10.501 to  11.000                                                   21               2,425,538.45                         2.73
 11.001 to  11.500                                                    5                 561,304.56                         0.63
 11.501 to  12.000                                                    2                 151,054.71                         0.17
 12.501 to  13.000                                                    1                 130,000.00                         0.15
-------------------------------------------    -------------------------     ----------------------     ------------------------
TOTAL                                                               633             $88,751,215.25                      100.00%
                                               =========================     ======================     ========================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

        DESCRIPTION OF THE INITIAL GROUP I ADJUSTABLE RATE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                                                                             % OF AGGREGATE
                                                                                                            INITIAL GROUP I
                                                   NUMBER OF INITIAL              OUTSTANDING                   ARM LOAN
MAXIMUM INTEREST RATE (%)                          GROUP I ARM LOANS           PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    -------------------------     ----------------------     ------------------------
13.001 to 13.500                                                      1                $179,837.28                        0.20%
13.501 to 14.000                                                      5               1,167,626.02                         1.32
14.001 to 14.500                                                     28               4,650,318.45                         5.24
14.501 to 15.000                                                     94              14,746,033.72                        16.62
15.001 to 15.500                                                    116              16,398,914.91                        18.48
15.501 to 16.000                                                    135              18,442,150.75                        20.78
16.001 to 16.500                                                     95              13,141,745.03                        14.81
16.501 to 17.000                                                     97              12,636,976.83                        14.24
17.001 to 17.500                                                     33               4,119,714.54                         4.64
17.501 to 18.000                                                     21               2,425,538.45                         2.73
18.001 to 18.500                                                      5                 561,304.56                         0.63
18.501 to 19.000                                                      2                 151,054.71                         0.17
19.501 to 20.000                                                      1                 130,000.00                         0.15
-------------------------------------------    -------------------------     ----------------------     ------------------------
TOTAL                                                               633             $88,751,215.25                      100.00%
                                               =========================     ======================     ========================



                                                                                                             % OF AGGREGATE
                                                                                                            INITIAL GROUP I
                                                   NUMBER OF INITIAL              OUTSTANDING                   ARM LOAN
INITIAL INTEREST RATE CAP (%)                      GROUP I ARM LOANS           PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    -------------------------     ----------------------     ------------------------
3.000                                                               633             $88,751,215.25                      100.00%
-------------------------------------------    -------------------------     ----------------------     ------------------------
TOTAL                                                               633             $88,751,215.25                      100.00%
                                               =========================     ======================     ========================



                                                                                                             % OF AGGREGATE
                                                                                                            INITIAL GROUP I
                                                   NUMBER OF INITIAL              OUTSTANDING                   ARM LOAN
PERIODIC INTEREST RATE CAP (%)                     GROUP I ARM LOANS           PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    -------------------------     ----------------------     ------------------------
1.000                                                               633             $88,751,215.25                      100.00%
-------------------------------------------    -------------------------     ----------------------     ------------------------
TOTAL                                                               633             $88,751,215.25                      100.00%
                                               =========================     ======================     ========================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

        DESCRIPTION OF THE INITIAL GROUP I ADJUSTABLE RATE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                                                                             % OF AGGREGATE
                                                                                                            INITIAL GROUP I
                                                   NUMBER OF INITIAL              OUTSTANDING                   ARM LOAN
NEXT INTEREST RATE ADJUSTMENT DATE                 GROUP I ARM LOANS           PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    -------------------------     ----------------------     ------------------------
March 2004                                                            6                $722,320.60                         0.81%
April 2004                                                           64               9,744,513.92                        10.98
May 2004                                                            393              55,588,214.46                        62.63
June 2004                                                           112              15,011,972.20                        16.91
March 2005                                                            2                 298,517.70                         0.34
April 2005                                                            5                 642,451.16                         0.72
May 2005                                                             35               4,736,375.21                         5.34
June 2005                                                            16               2,006,850.00                         2.26
-------------------------------------------    -------------------------     ----------------------     ------------------------
TOTAL                                                               633             $88,751,215.25                      100.00%
                                               =========================     ======================     ========================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

SUMMARY STATISTICS
-----------------------------------------------------------------------------------------------------------
     PRINCIPAL BALANCE                                                                  $58,621,366.06
         Number of Mortgage Loans                                                                  434
         Minimum                                                                            $10,341.40
         Maximum                                                                           $599,483.41
         Average                                                                           $135,072.27
     ORIGINAL LTV RATIO
         Minimum                                                                                15.00%
         Maximum                                                                                97.00%
         Weighted Average                                                                       80.57%
     CURRENT INTEREST RATE
         Minimum                                                                                6.500%
         Maximum                                                                               14.500%
         Weighted Average                                                                       8.843%
     FICO SCORE
         Minimum                                                                                   520
         Maximum                                                                                   772
         Weighted Average                                                                          627
     REMAINING TERM
         Minimum                                                                                   119
         Maximum                                                                                   360
         Weighted Average                                                                          329
     PRODUCT TYPE
         Fully Amortizing Fixed Rate Mortgage Loans                                             15.29%
         Fully Amortizing Adjustable Rate Mortgage Loans                                        72.85%
         Fixed Rate Balloon Mortgage Loans                                                      11.86%
     LIEN POSITION
         First Lien                                                                             98.06%
         Second Lien                                                                             1.94%
     PROPERTY TYPE
         Single Family Residence                                                                73.61%
         PUD                                                                                    20.11%
         Condo                                                                                   4.52%
         Multi-Unit                                                                              1.76%
     OCCUPANCY STATUS
         Primary                                                                                94.90%
         Investment (Non-Owner Occupied)                                                         3.00%
         Secondary                                                                               1.96%
         Investment (Owner Occupied)                                                             0.14%
     GEOGRAPHIC CONCENTRATION (>5.00%)
         California                                                                             24.34%
         Florida                                                                                12.28%
         Texas                                                                                   5.19%
         Number of States*                                                                          43
         Largest Zip Code Concentration (NV / 89131)                                             1.23%
     % OF LOANS WITH PREPAYMENT PENALTIES                                                       86.09%
     % OF LOANS WITH MORTGAGE INSURANCE                                                         82.94%
     % OF LOANS WITH A CONFORMING BALANCE                                                       60.45%
     * Include the District of Columbia
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

SUMMARY STATISTICS OF ADJUSTABLE RATE CHARACTERISTICS
-----------------------------------------------------------------------------------------------------------
     PRINCIPAL BALANCE                                                                  $42,704,894.80
     PRODUCT TYPE
         2/28 Mortgage Loan                                                                     86.17%
         3/27 Mortgage Loan                                                                     13.83%
     INDEX TYPE
         6-Month LIBOR                                                                         100.00%
     GROSS MARGIN
         Minimum                                                                                4.125%
         Maximum                                                                                7.750%
         Weighted Average                                                                       5.805%
     MINIMUM INTEREST RATE
         Minimum                                                                                5.125%
         Maximum                                                                               11.500%
         Weighted Average                                                                       8.635%
     MAXIMUM INTEREST RATE
         Minimum                                                                               11.750%
         Maximum                                                                               18.500%
         Weighted Average                                                                      15.636%
     INITIAL INTEREST RATE CAP
         Minimum                                                                                3.000%
         Maximum                                                                                3.000%
         Weighted Average                                                                       3.000%
     PERIODIC INTEREST RATE CAP
         Minimum                                                                                1.000%
         Maximum                                                                                1.000%
         Weighted Average                                                                       1.000%
     MONTHS TO ROLL
         Minimum                                                                                     3
         Maximum                                                                                    36
         Weighted Average                                                                           25

-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                       NUMBER OF                                            % OF AGGREGATE
                                                    INITIAL GROUP II              OUTSTANDING              INITIAL GROUP II
CURRENT INTEREST RATE (%)                            MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    --------------------------    ----------------------     -----------------------
 6.001 to  6.500                                                       1               $499,547.99                        0.85%
 6.501 to  7.000                                                      11              3,353,305.92                        5.72
 7.001 to  7.500                                                      14              3,045,691.33                        5.20
 7.501 to  8.000                                                      48              8,508,700.20                       14.51
 8.001 to  8.500                                                      80             13,544,007.00                       23.10
 8.501 to  9.000                                                      76             10,034,915.89                       17.12
 9.001 to  9.500                                                      48              5,714,114.84                        9.75
 9.501 to 10.000                                                      66              7,445,754.04                       12.70
10.001 to 10.500                                                      23              2,337,998.14                        3.99
10.501 to 11.000                                                      22              2,187,865.94                        3.73
11.001 to 11.500                                                       5                340,480.48                        0.58
11.501 to 12.000                                                       3                455,900.83                        0.78
12.001 to 12.500                                                       1                157,098.64                        0.27
12.501 to 13.000                                                       2                 71,694.29                        0.12
13.001 to 13.500                                                       3                 70,772.69                        0.12
13.501 to 14.000                                                       9                309,968.42                        0.53
14.001 to 14.500                                                      22                543,549.42                        0.93
-------------------------------------------    --------------------------    ----------------------     -----------------------
TOTAL                                                                434            $58,621,366.06                     100.00%
                                               ==========================    ======================     =======================



                                                       NUMBER OF                                            % OF AGGREGATE
                                                    INITIAL GROUP II              OUTSTANDING              INITIAL GROUP II
PRINCIPAL BALANCE ($)                                MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    --------------------------    ----------------------     -----------------------
      0.01 to  25,000.00                                              20               $350,512.49                       0.60%
 25,000.01 to  50,000.00                                              68              2,906,024.55                        4.96
 50,000.01 to  75,000.00                                              80              4,911,239.08                        8.38
 75,000.01 to 100,000.00                                              56              4,807,165.16                        8.20
100,000.01 to 125,000.00                                              47              5,251,634.95                        8.96
125,000.01 to 150,000.00                                              34              4,644,539.32                        7.92
150,000.01 to 175,000.00                                              29              4,651,885.13                        7.94
175,000.01 to 200,000.00                                              17              3,158,668.74                        5.39
200,000.01 to 225,000.00                                               9              1,896,543.84                        3.24
225,000.01 to 250,000.00                                               4                940,451.66                        1.60
250,000.01 to 275,000.00                                               3                785,039.13                        1.34
275,000.01 to 300,000.00                                               4              1,134,344.24                        1.94
300,000.01 to 325,000.00                                              19              5,950,253.11                       10.15
325,000.01 to 350,000.00                                              18              6,080,401.99                       10.37
350,000.01 to 375,000.00                                               4              1,471,633.33                        2.51
375,000.01 to 400,000.00                                               9              3,545,394.18                        6.05
400,000.01 to 425,000.00                                               3              1,221,450.67                        2.08
425,000.01 to 450,000.00                                               2                887,997.16                        1.51
450,000.01 to 475,000.00                                               2                913,846.46                        1.56
475,000.01 to 500,000.00                                               4              1,973,201.80                        3.37
525,000.01 to 550,000.00                                               1                539,655.66                        0.92
575,000.01 to 600,000.00                                               1                599,483.41                        1.02
-------------------------------------------    --------------------------    ----------------------     -----------------------
TOTAL                                                                434            $58,621,366.06                     100.00%
                                               ==========================    ======================     =======================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                       NUMBER OF                                            % OF AGGREGATE
                                                    INITIAL GROUP II              OUTSTANDING              INITIAL GROUP II
FICO SCORE                                           MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    --------------------------    ----------------------     -----------------------
Unknown                                                                1                $43,995.00                        0.08%
511 to 520                                                             1                 67,312.50                        0.11
521 to 530                                                             8                502,873.88                        0.86
531 to 540                                                             4                309,852.22                        0.53
541 to 550                                                            12              1,325,684.10                        2.26
551 to 560                                                            18              1,766,071.99                        3.01
561 to 570                                                            13              1,882,088.64                        3.21
571 to 580                                                            27              3,343,597.03                        5.70
581 to 590                                                            28              3,497,893.93                        5.97
591 to 600                                                            35              4,944,259.28                        8.43
601 to 610                                                            38              5,547,187.04                        9.46
611 to 620                                                            32              5,578,308.87                        9.52
621 to 630                                                            37              4,637,569.09                        7.91
631 to 640                                                            29              2,974,926.94                        5.07
641 to 650                                                            24              3,484,389.08                        5.94
651 to 660                                                            22              3,029,373.46                        5.17
661 to 670                                                            30              4,459,512.77                        7.61
671 to 680                                                            22              3,271,515.21                        5.58
681 to 690                                                            16              2,308,770.44                        3.94
691 to 700                                                             6              1,046,166.88                        1.78
701 to 710                                                            12              2,691,977.97                        4.59
711 to 720                                                             5                749,876.87                        1.28
721 to 730                                                             4                308,900.91                        0.53
731 to 740                                                             4                337,293.73                        0.58
741 to 750                                                             2                175,975.69                        0.30
751 to 760                                                             1                 88,296.48                        0.15
761 to 770                                                             2                199,728.33                        0.34
771 to 780                                                             1                 47,967.73                        0.08
-------------------------------------------    --------------------------    ----------------------     -----------------------
TOTAL                                                                434            $58,621,366.06                     100.00%
                                               ==========================    ======================     =======================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                       NUMBER OF                                            % OF AGGREGATE
                                                    INITIAL GROUP II              OUTSTANDING              INITIAL GROUP II
ORIGINAL LTV RATIO (%)                               MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    --------------------------    ----------------------     -----------------------
10.01 to   15.00                                                       4                $59,504.20                       0.10%
15.01 to   20.00                                                      23                629,527.58                        1.07
20.01 to   25.00                                                       5                175,991.45                        0.30
25.01 to   30.00                                                      10                669,090.09                        1.14
35.01 to   40.00                                                       2                112,406.88                        0.19
40.01 to   45.00                                                       3                189,797.26                        0.32
45.01 to   50.00                                                       3                123,877.11                        0.21
50.01 to   55.00                                                       5              1,026,436.69                        1.75
55.01 to   60.00                                                       5                834,418.73                        1.42
60.01 to   65.00                                                      17              2,682,460.71                        4.58
65.01 to   70.00                                                      19              2,340,196.56                        3.99
70.01 to   75.00                                                      38              5,541,089.92                        9.45
75.01 to   80.00                                                     111             15,908,471.69                       27.14
80.01 to   85.00                                                      45              5,964,146.05                       10.17
85.01 to   90.00                                                      89             13,819,319.38                       23.57
90.01 to   95.00                                                      44              7,198,194.84                       12.28
95.01 to 100.00                                                       11              1,346,436.92                        2.30
-------------------------------------------    --------------------------    ----------------------     -----------------------
TOTAL                                                                434            $58,621,366.06                     100.00%
                                               ==========================    ======================     =======================



                                                       NUMBER OF                                            % OF AGGREGATE
REMAINING TERM                                      INITIAL GROUP II              OUTSTANDING              INITIAL GROUP II
TO MATURITY (MONTHS)                                 MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    --------------------------    ----------------------     -----------------------
109 to 120                                                             1                $57,732.56                       0.10%
157 to 168                                                             6                149,539.99                        0.26
169 to 180                                                           102              9,363,684.31                       15.97
229 to 240                                                             4                232,485.71                        0.40
289 to 300                                                             1                 46,967.48                        0.08
313 to 324                                                             1                216,755.25                        0.37
325 to 336                                                             1                123,211.12                        0.21
337 to 348                                                             1                 52,233.31                        0.09
349 to 360                                                           317             48,378,756.33                       82.53
-------------------------------------------    --------------------------    ----------------------     -----------------------
TOTAL                                                                434            $58,621,366.06                     100.00%
                                               ==========================    ======================     =======================



                                                       NUMBER OF                                            % OF AGGREGATE
                                                    INITIAL GROUP II              OUTSTANDING              INITIAL GROUP II
OCCUPANCY STATUS                                     MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    --------------------------    ----------------------     -----------------------
Primary                                                              405            $55,631,799.22                      94.90%
Investment (Non-Owner Occupied)                                       22              1,755,795.59                        3.00
Secondary                                                              6              1,149,334.76                        1.96
Investment (Owner Occupied)                                            1                 84,436.49                        0.14
-------------------------------------------    --------------------------    ----------------------     -----------------------
TOTAL                                                                434            $58,621,366.06                     100.00%
                                               ==========================    ======================     =======================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                       NUMBER OF                                            % OF AGGREGATE
                                                    INITIAL GROUP II              OUTSTANDING              INITIAL GROUP II
RISK CLASSIFICATION                                  MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    --------------------------    ----------------------     -----------------------
AAA                                                                   83            $11,057,323.05                      18.86%
AA                                                                   121             18,288,664.36                       31.20
A                                                                     74              8,309,635.78                       14.18
A-                                                                    23              2,897,665.75                        4.94
Alt A                                                                 38              5,405,534.92                        9.22
B                                                                     22              3,006,197.67                        5.13
C                                                                      5                455,489.68                        0.78
C-                                                                     1                330,000.00                        0.56
FICO Enhanced                                                         35              4,124,518.68                        7.04
FICO Only                                                             32              4,746,336.17                        8.10
-------------------------------------------    --------------------------    ----------------------     -----------------------
TOTAL                                                                434            $58,621,366.06                     100.00%
                                               ==========================    ======================     =======================



                                                       NUMBER OF                                            % OF AGGREGATE
                                                    INITIAL GROUP II              OUTSTANDING              INITIAL GROUP II
DOCUMENTATION TYPE                                   MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    --------------------------    ----------------------     -----------------------
Full Documentation                                                   264            $33,900,327.38                      57.83%
Stated Documentation                                                 122             17,843,737.50                       30.44
No Income/No Asset Verification                                       18              2,865,957.36                        4.89
Limited Documentation                                                 12              2,301,533.07                        3.93
No Documentation                                                      18              1,709,810.75                        2.92
-------------------------------------------    --------------------------    ----------------------     -----------------------
TOTAL                                                                434            $58,621,366.06                     100.00%
                                               ==========================    ======================     =======================



                                                       NUMBER OF                                            % OF AGGREGATE
                                                    INITIAL GROUP II              OUTSTANDING              INITIAL GROUP II
PROPERTY TYPE                                        MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    --------------------------    ----------------------     -----------------------
Single Family Residence                                              341            $43,153,667.91                      73.61%
PUD                                                                   59             11,790,233.07                       20.11
Condo                                                                 24              2,646,962.80                        4.52
Multi Unit                                                            10              1,030,502.28                        1.76
-------------------------------------------    --------------------------    ----------------------     -----------------------
TOTAL                                                                434            $58,621,366.06                     100.00%
                                               ==========================    ======================     =======================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                       NUMBER OF                                            % OF AGGREGATE
                                                    INITIAL GROUP II              OUTSTANDING              INITIAL GROUP II
MORTGAGE LOAN TYPE                                   MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    --------------------------    ----------------------     -----------------------
2/27 ARM - 6 Month LIBOR Index                                       232            $36,800,562.77                      62.78%
3/28 ARM - 6 Month LIBOR Index                                        38              5,904,332.03                       10.07
15 Year Balloon                                                       74              6,952,579.92                       11.86
10 Year Fixed Rate                                                     1                 57,732.56                        0.10
15 Year Fixed Rate                                                    34              2,560,644.38                        4.37
20 Year Fixed Rate                                                     4                232,485.71                        0.40
25 Year Fixed Rate                                                     1                 46,967.48                        0.08
30 Year Fixed Rate                                                    50              6,066,061.21                       10.35
-------------------------------------------    --------------------------    ----------------------     -----------------------
TOTAL                                                                434            $58,621,366.06                     100.00%
                                               ==========================    ======================     =======================



                                                       NUMBER OF                                            % OF AGGREGATE
                                                    INITIAL GROUP II              OUTSTANDING              INITIAL GROUP II
LOAN PURPOSE                                         MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    --------------------------    ----------------------     -----------------------
Cashout                                                              248            $33,942,334.50                      57.90%
Purchase                                                             144             19,310,884.54                       32.94
Rate/Term Refinance                                                   42              5,368,147.02                        9.16
-------------------------------------------    --------------------------    ----------------------     -----------------------
TOTAL                                                                434            $58,621,366.06                     100.00%
                                               ==========================    ======================     =======================



                                                       NUMBER OF                                            % OF AGGREGATE
                                                    INITIAL GROUP II              OUTSTANDING              INITIAL GROUP II
MORTGAGE INSURANCE PROVIDER                          MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    --------------------------    ----------------------     -----------------------
MGIC                                                                 194            $27,110,446.29                      46.25%
PMI                                                                  144             21,507,256.91                       36.69
Uninsured                                                             96             10,003,662.86                       17.06
-------------------------------------------    --------------------------    ----------------------     -----------------------
TOTAL                                                                434            $58,621,366.06                     100.00%
                                               ==========================    ======================     =======================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                       NUMBER OF                                            % OF AGGREGATE
                                                    INITIAL GROUP II              OUTSTANDING              INITIAL GROUP II
GEOGRAPHIC DISTRIBUTION                              MORTGAGE LOANS            PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------------------------------    --------------------------    ----------------------     -----------------------
Arizona                                                                7             $1,027,549.40                       1.75%
Arkansas                                                               5                284,154.87                        0.48
California                                                            62             14,267,219.79                       24.34
Colorado                                                              10              2,203,228.01                        3.76
Connecticut                                                            1                293,326.72                        0.50
Delaware                                                               4                408,385.30                        0.70
District of Columbia                                                   6                782,693.88                        1.34
Florida                                                               66              7,196,031.34                       12.28
Georgia                                                               17              1,676,533.38                        2.86
Idaho                                                                  1                 86,014.25                        0.15
Illinois                                                               5                806,724.06                        1.38
Indiana                                                               17              1,452,734.81                        2.48
Kansas                                                                 1                313,428.35                        0.53
Kentucky                                                               6                386,140.36                        0.66
Louisiana                                                              7                992,336.58                        1.69
Maine                                                                  1                315,254.63                        0.54
Maryland                                                               4                784,343.56                        1.34
Massachusetts                                                          6              1,171,540.25                        2.00
Michigan                                                              27              2,283,765.71                        3.90
Minnesota                                                              3                386,049.44                        0.66
Mississippi                                                            8                566,150.11                        0.97
Missouri                                                               9                831,545.97                        1.42
Montana                                                                1                 45,467.89                        0.08
Nevada                                                                12              2,035,993.56                        3.47
New Jersey                                                             8              1,421,328.73                        2.42
New Mexico                                                             2                256,664.57                        0.44
New York                                                               4                908,015.54                        1.55
North Carolina                                                         5                441,093.72                        0.75
Ohio                                                                  30              2,708,283.79                        4.62
Oklahoma                                                              11                783,939.21                        1.34
Oregon                                                                 3                619,699.01                        1.06
Pennsylvania                                                          11              1,830,317.00                        3.12
Rhode Island                                                           4              1,099,548.16                        1.88
South Carolina                                                         2                 51,578.67                        0.09
Tennessee                                                             17              1,485,501.80                        2.53
Texas                                                                 24              3,044,669.18                        5.19
Utah                                                                   4                319,552.09                        0.55
Vermont                                                                2                665,066.50                        1.13
Virginia                                                               1                304,749.50                        0.52
Washington                                                            14              1,743,892.34                        2.97
West Virginia                                                          1                 68,580.93                        0.12
Wisconsin                                                              4                195,909.12                        0.33
Wyoming                                                                1                 76,363.98                        0.13
-------------------------------------------    --------------------------    ----------------------     -----------------------
TOTAL                                                                434            $58,621,366.06                     100.00%
                                               ==========================    ======================     =======================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

       DESCRIPTION OF THE INITIAL GROUP II ADJUSTABLE RATE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                                                                              % OF AGGREGATE
                                                                                                             INITIAL GROUP II
                                                    NUMBER OF INITIAL              OUTSTANDING                   ARM LOAN
GROSS MARGIN (%)                                   GROUP II ARM LOANS           PRINCIPAL BALANCE            PRINCIPAL BALANCE
-------------------------------------------    ---------------------------    ----------------------     -------------------------
4.001 to 4.500                                                          3               $895,639.84                         2.10%
4.501 to 5.000                                                         25              6,135,074.11                         14.37
5.001 to 5.500                                                         53              8,737,408.50                         20.46
5.501 to 6.000                                                         72             10,251,492.03                         24.01
6.001 to 6.500                                                         82             11,963,827.25                         28.02
6.501 to 7.000                                                         27              3,408,222.93                          7.98
7.001 to 7.500                                                          7                983,230.14                          2.30
7.501 to 8.000                                                          1                330,000.00                          0.77
-------------------------------------------    ---------------------------    ----------------------     -------------------------
TOTAL                                                                 270            $42,704,894.80                       100.00%
                                               ===========================    ======================     =========================



                                                                                                               % OF AGGREGATE
                                                                                                              INITIAL GROUP II
                                                    NUMBER OF INITIAL               OUTSTANDING                   ARM LOAN
MINIMUM INTEREST RATE (%)                           GROUP II ARM LOANS           PRINCIPAL BALANCE            PRINCIPAL BALANCE
-------------------------------------------    ----------------------------    ----------------------     -------------------------
  5.001 to   5.500                                                       1               $327,557.47                         0.77%
  6.001 to   6.500                                                       2                578,677.48                          1.36
  6.501 to   7.000                                                       9              2,956,631.53                          6.92
  7.001 to   7.500                                                      11              2,425,878.14                          5.68
  7.501 to   8.000                                                      30              5,661,071.71                         13.26
  8.001 to   8.500                                                      55             10,281,406.79                         24.08
  8.501 to   9.000                                                      54              7,845,244.43                         18.37
  9.001 to   9.500                                                      34              4,106,113.51                          9.62
  9.501 to 10.000                                                       44              5,225,104.12                         12.24
10.001 to 10.500                                                        15              1,731,746.20                          4.06
10.501 to 11.000                                                        13              1,451,897.68                          3.40
11.001 to 11.500                                                         2                113,565.74                          0.27
-------------------------------------------    ----------------------------    ----------------------     -------------------------
TOTAL                                                                  270            $42,704,894.80                       100.00%
                                               ============================    ======================     =========================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

       DESCRIPTION OF THE INITIAL GROUP II ADJUSTABLE RATE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                                                                              % OF AGGREGATE
                                                                                                             INITIAL GROUP II
                                                    NUMBER OF INITIAL              OUTSTANDING                   ARM LOAN
MAXIMUM INTEREST RATE (%)                          GROUP II ARM LOANS           PRINCIPAL BALANCE            PRINCIPAL BALANCE
-------------------------------------------    ---------------------------    ----------------------     -------------------------
11.501 to 12.000                                                        1               $599,483.41                         1.40%
13.001 to 13.500                                                        1                499,547.99                          1.17
13.501 to 14.000                                                        8              2,357,148.12                          5.52
14.001 to 14.500                                                       11              2,425,878.14                          5.68
14.501 to 15.000                                                       31              5,988,629.18                         14.02
15.001 to 15.500                                                       55             10,281,406.79                         24.08
15.501 to 16.000                                                       54              7,845,244.43                         18.37
16.001 to 16.500                                                       34              4,106,113.51                          9.62
16.501 to 17.000                                                       45              5,304,233.61                         12.42
17.001 to 17.500                                                       15              1,731,746.20                          4.06
17.501 to 18.000                                                       13              1,451,897.68                          3.40
18.001 to 18.500                                                        2                113,565.74                          0.27
-------------------------------------------    ---------------------------    ----------------------     -------------------------
TOTAL                                                                 270            $42,704,894.80                       100.00%
                                               ===========================    ======================     =========================



                                                                                                              % OF AGGREGATE
                                                                                                             INITIAL GROUP II
                                                    NUMBER OF INITIAL              OUTSTANDING                   ARM LOAN
INITIAL INTEREST RATE CAP (%)                      GROUP II ARM LOANS           PRINCIPAL BALANCE            PRINCIPAL BALANCE
-------------------------------------------    ---------------------------    ----------------------     -------------------------
3.000                                                                 270            $42,704,894.80                       100.00%
-------------------------------------------    ---------------------------    ----------------------     -------------------------
TOTAL                                                                 270            $42,704,894.80                       100.00%
                                               ===========================    ======================     =========================



                                                                                                              % OF AGGREGATE
                                                                                                             INITIAL GROUP II
                                                    NUMBER OF INITIAL              OUTSTANDING                   ARM LOAN
PERIODIC INTEREST RATE CAP (%)                     GROUP II ARM LOANS           PRINCIPAL BALANCE            PRINCIPAL BALANCE
-------------------------------------------    ---------------------------    ----------------------     -------------------------
1.000                                                                 270            $42,704,894.80                       100.00%
-------------------------------------------    ---------------------------    ----------------------     -------------------------
TOTAL                                                                 270            $42,704,894.80                       100.00%
                                               ===========================    ======================     =========================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

       DESCRIPTION OF THE INITIAL GROUP II ADJUSTABLE RATE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                                                                              % OF AGGREGATE
                                                                                                             INITIAL GROUP II
                                                    NUMBER OF INITIAL              OUTSTANDING                   ARM LOAN
NEXT INTEREST RATE ADJUSTMENT DATE                 GROUP II ARM LOANS           PRINCIPAL BALANCE            PRINCIPAL BALANCE
-------------------------------------------    ---------------------------    ----------------------     -------------------------
September 2002                                                          1               $123,211.12                         0.29%
March 2004                                                              4                409,143.12                          0.96
April 2004                                                             42              6,867,391.41                         16.08
May 2004                                                              143             24,129,952.12                         56.50
June 2004                                                              42              5,270,865.00                         12.34
January 2005                                                            1                 67,312.50                          0.16
March 2005                                                              1                 53,940.11                          0.13
April 2005                                                              4                697,472.13                          1.63
May 2005                                                               29              4,755,377.29                         11.14
June 2005                                                               3                330,230.00                          0.77
-------------------------------------------    ---------------------------    ----------------------     -------------------------
TOTAL                                                                 270            $42,704,894.80                       100.00%
                                               ===========================    ======================     =========================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                           AVAILABLE FUNDS CAP RATE(1)
                           ---------------------------

To 10% Clean-Up Call

 PERIOD     DATE     AFC RATE                PERIOD     DATE     AFC RATE                PERIOD     DATE     AFC RATE
 ------     ----     --------                ------     ----     --------                ------     ----     --------
   1       07/25/02    6.67%                   31      01/25/05    6.92%                   61      07/25/07    7.57%
   2       08/25/02    5.88%                   32      02/25/05    6.92%                   62      08/25/07    7.33%
   3       09/25/02    5.87%                   33      03/25/05    7.70%                   63      09/25/07    7.33%
   4       10/25/02    6.09%                   34      04/25/05    6.91%                   64      10/25/07    7.57%
   5       11/25/02    5.83%                   35      05/25/05    7.15%                   65      11/25/07    7.33%
   6       12/25/02    6.04%                   36      06/25/05    7.36%                   66      12/25/07    7.57%
   7       01/25/03    5.77%                   37      07/25/05    7.62%                   67      01/25/08    7.33%
   8       02/25/03    5.74%                   38      08/25/05    7.32%                   68      02/25/08    7.33%
   9       03/25/03    6.48%                   39      09/25/05    7.32%                   69      03/25/08    7.84%
   10      04/25/03    5.67%                   40      10/25/05    7.56%                   70      04/25/08    7.33%
   11      05/25/03    5.88%                   41      11/25/05    7.32%                   71      05/25/08    7.58%
   12      06/25/03    5.60%                   42      12/25/05    7.56%                   72      06/25/08    7.33%
   13      07/25/03    5.80%                   43      01/25/06    7.32%                   73      07/25/08    7.58%
   14      08/25/03    5.52%                   44      02/25/06    7.32%                   74      08/25/08    7.33%
   15      09/25/03    5.48%                   45      03/25/06    8.10%                   75      09/25/08    7.33%
   16      10/25/03    5.68%                   46      04/25/06    7.32%                   76      10/25/08    7.58%
   17      11/25/03    5.39%                   47      05/25/06    7.56%                   77      11/25/08    7.34%
   18      12/25/03    5.76%                   48      06/25/06    7.32%                   78      12/25/08    7.59%
   19      01/25/04    5.72%                   49      07/25/06    7.56%                   79      01/25/09    7.35%
   20      02/25/04    5.69%                   50      08/25/06    7.32%                   80      02/25/09    7.36%
   21      03/25/04    6.15%                   51      09/25/06    7.32%                   81      03/25/09    8.16%
   22      04/25/04    5.61%                   52      10/25/06    7.57%                   82      04/25/09    7.38%
   23      05/25/04    5.82%                   53      11/25/06    7.32%                   83      05/25/09    7.63%
   24      06/25/04    6.28%                   54      12/25/06    7.57%                   84      06/25/09    7.39%
   25      07/25/04    6.50%                   55      01/25/07    7.32%                   85      07/25/09    7.65%
   26      08/25/04    6.24%                   56      02/25/07    7.32%                   86      08/25/09    7.41%
   27      09/25/04    6.21%                   57      03/25/07    8.11%                   87      09/25/09    7.42%
   28      10/25/04    6.43%                   58      04/25/07    7.32%                   88      10/25/09    7.68%
   29      11/25/04    6.17%                   59      05/25/07    7.57%                   89      11/25/09    7.44%
   30      12/25/04    6.72%                   60      06/25/07    7.33%                   90      12/25/09    7.70%

(1) Derived assuming indices constant at 1.84% and 2.07% for 1-Month LIBOR and 6-Month LIBOR, respectively, using 100% PPA.



--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                           AVAILABLE FUNDS CAP RATE(1)
                           ---------------------------

To 10% Clean-Up Call

 PERIOD     DATE      AFC RATE                PERIOD     DATE     AFC RATE                PERIOD     DATE      AFC RATE
 ------     ----      --------                ------     ----     --------                ------     ----      --------
    1      07/25/02    18.59%                   32      02/25/05   12.38%                   63      09/25/07    11.88%
    2      08/25/02    17.96%                   33      03/25/05   13.49%                   64      10/25/07    12.30%
    3      09/25/02    18.11%                   34      04/25/05   12.83%                   65      11/25/07    11.89%
    4      10/25/02    18.49%                   35      05/25/05   13.24%                   66      12/25/07    12.28%
    5      11/25/02    18.51%                   36      06/25/05   10.30%                   67      01/25/08    11.88%
    6      12/25/02    19.03%                   37      07/25/05   10.65%                   68      02/25/08    11.87%
    7      01/25/03    19.07%                   38      08/25/05   10.22%                   69      03/25/08    12.68%
    8      02/25/03    19.37%                   39      09/25/05   10.22%                   70      04/25/08    11.86%
    9      03/25/03    20.46%                   40      10/25/05   10.93%                   71      05/25/08    12.25%
   10      04/25/03    20.02%                   41      11/25/05   10.57%                   72      06/25/08    11.85%
   11      05/25/03    20.60%                   42      12/25/05   11.31%                   73      07/25/08    12.23%
   12      06/25/03    20.72%                   43      01/25/06   10.94%                   74      08/25/08    11.83%
   13      07/25/03    21.33%                   44      02/25/06   10.93%                   75      09/25/08    11.83%
   14      08/25/03    21.47%                   45      03/25/06   12.10%                   76      10/25/08    12.21%
   15      09/25/03    21.87%                   46      04/25/06   11.22%                   77      11/25/08    11.81%
   16      10/25/03    22.52%                   47      05/25/06   11.59%                   78      12/25/08    12.21%
   17      11/25/03    22.70%                   48      06/25/06   11.58%                   79      01/25/09    11.82%
   18      12/25/03    21.31%                   49      07/25/06   11.96%                   80      02/25/09    11.82%
   19      01/25/04    19.43%                   50      08/25/06   11.57%                   81      03/25/09    13.10%
   20      02/25/04    19.77%                   51      09/25/06   11.56%                   82      04/25/09    11.83%
   21      03/25/04    20.62%                   52      10/25/06   12.25%                   83      05/25/09    12.24%
   22      04/25/04    20.48%                   53      11/25/06   11.85%                   84      06/25/09    11.85%
   23      05/25/04    21.09%                   54      12/25/06   12.27%                   85      07/25/09    12.25%
   24      06/25/04    15.17%                   55      01/25/07   11.87%                   86      08/25/09    11.86%
   25      07/25/04    15.64%                   56      02/25/07   11.86%                   87      09/25/09    11.87%
   26      08/25/04    15.56%                   57      03/25/07   13.13%                   88      10/25/09    12.27%
   27      09/25/04    15.77%                   58      04/25/07   11.88%                   89      11/25/09    11.89%
   28      10/25/04    17.11%                   59      05/25/07   12.27%                   90      12/25/09    12.29%
   29      11/25/04    17.02%                   60      06/25/07   11.90%                   91      01/25/10    11.90%
   30      12/25/04    15.16%                   61      07/25/07   12.29%
   31      01/25/05    12.30%                   62      08/25/07   11.89%

(1) Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPA.



--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                           BOND SUMMARY (TO MATURITY)
                           --------------------------

CLASS A-1
-------------------------------------------------------------------------------------------------------------------------
PPA                                  50%          75%         100%        125%         150%        200%         250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  5.95        4.13         3.11        2.44         1.96        1.29         0.92
Modified Duration (yrs.)*            5.28        3.78         2.90        2.30         1.87        1.25         0.89
First Principal Payment Date       7/25/02      7/25/02     7/25/02     7/25/02      7/25/02     7/25/02      7/25/02
Last Principal Payment Date        2/25/29      2/25/23     3/25/18     8/25/15      2/25/13     12/25/09     11/25/04
Payment Window (mths.)               320          248         189         158          128          90           29

CLASS A-2
-------------------------------------------------------------------------------------------------------------------------
PPA                                  50%          75%         100%        125%         150%        200%         250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  5.86        4.07         3.05        2.38         1.90        1.24         0.88
Modified Duration (yrs.)*            5.20        3.72         2.84        2.24         1.81        1.20         0.86
First Principal Payment Date       7/25/02      7/25/02     7/25/02     7/25/02      7/25/02     7/25/02      7/25/02
Last Principal Payment Date        10/25/28     9/25/22     9/25/17     2/25/15      8/25/12     5/25/09      11/25/04
Payment Window (mths.)               316          243         183         152          122          83           29

CLASS M-1
-------------------------------------------------------------------------------------------------------------------------
PPA                                  50%          75%         100%        125%         150%        200%         250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 10.30        7.18         5.44        4.55         4.12        4.38         4.17
Modified Duration (yrs.)*            8.74        6.35         4.94        4.20         3.85        4.08         3.90
First Principal Payment Date       3/25/07      9/25/05     8/25/05     9/25/05      11/25/05    5/25/06      11/25/04
Last Principal Payment Date        1/25/23      5/25/17     1/25/14     7/25/11      11/25/09    8/25/07      11/25/07
Payment Window (mths.)               191          141         102          71           49          16           37

CLASS M-2
-------------------------------------------------------------------------------------------------------------------------
PPA                                  50%          75%         100%        125%         150%        200%         250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 10.16        7.08         5.34        4.43         3.96        3.80         3.22
Modified Duration (yrs.)*            8.30        6.09         4.76        4.02         3.64        3.52         3.01
First Principal Payment Date       3/25/07      9/25/05     7/25/05     8/25/05      9/25/05     1/25/06      6/25/05
Last Principal Payment Date        5/25/21      7/25/16     1/25/13     9/25/10      2/25/09     2/25/07      12/25/05
Payment Window (mths.)               171          131          91          62           42          14           7

CLASS M-3
-------------------------------------------------------------------------------------------------------------------------
PPA                                  50%          75%         100%        125%         150%        200%         250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  9.91        6.87         5.18        4.28         3.79        3.47         2.85
Modified Duration (yrs.)*            7.91        5.82         4.55        3.85         3.45        3.19         2.64
First Principal Payment Date       3/25/07      9/25/05     7/25/05     8/25/05      8/25/05     10/25/05     3/25/05
Last Principal Payment Date        3/25/19     12/25/14     10/25/11    9/25/09      5/25/08     7/25/06      6/25/05
Payment Window (mths.)               145          112          76          50           34          10           4

*Modified Duration calculation assumes a price of 100.00% and a 30/360 basis.


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated June 10, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-2
--------------------------------------------------------------------------------

                             BOND SUMMARY (TO CALL)

CLASS A-1
-------------------------------------------------------------------------------------------------------------------------
PPA                                  50%          75%         100%        125%         150%        200%         250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  5.61        3.83         2.86        2.23         1.80        1.22         0.92
Modified Duration (yrs.)*            5.05        3.55         2.70        2.13         1.73        1.18         0.89
First Principal Payment Date       7/25/02      7/25/02     7/25/02     7/25/02      7/25/02     7/25/02      7/25/02
Last Principal Payment Date        1/25/17      7/25/12     12/25/09    4/25/08      3/25/07     10/25/05     11/25/04
Payment Window (mths.)               175          121          90          70           57          40           29

CLASS A-2
-------------------------------------------------------------------------------------------------------------------------
PPA                                  50%          75%         100%        125%         150%        200%         250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  5.54        3.78         2.81        2.19         1.75        1.18         0.88
Modified Duration (yrs.)*            4.98        3.50         2.65        2.09         1.68        1.15         0.86
First Principal Payment Date       7/25/02      7/25/02     7/25/02     7/25/02      7/25/02     7/25/02      7/25/02
Last Principal Payment Date        1/25/17      7/25/12     12/25/09    4/25/08      3/25/07     10/25/05     11/25/04
Payment Window (mths.)               175          121          90          70           57          40           29

CLASS M-1
-------------------------------------------------------------------------------------------------------------------------
PPA                                  50%          75%         100%        125%         150%        200%         250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  9.73        6.63         5.01        4.21         3.85        3.33         2.41
Modified Duration (yrs.)*            8.37        5.95         4.61        3.92         3.62        3.15         2.31
First Principal Payment Date       3/25/07      9/25/05     8/25/05     9/25/05      11/25/05    10/25/05     11/25/04
Last Principal Payment Date        1/25/17      7/25/12     12/25/09    4/25/08      3/25/07     10/25/05     11/25/04
Payment Window (mths.)               119          83           53          32           17          1            1

CLASS M-2
-------------------------------------------------------------------------------------------------------------------------
PPA                                  50%          75%         100%        125%         150%        200%         250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  9.73        6.63         5.01        4.16         3.75        3.33         2.41
Modified Duration (yrs.)*            8.05        5.79         4.50        3.81         3.46        3.10         2.28
First Principal Payment Date       3/25/07      9/25/05     7/25/05     8/25/05      9/25/05     10/25/05     11/25/04
Last Principal Payment Date        1/25/17      7/25/12     12/25/09    4/25/08      3/25/07     10/25/05     11/25/04
Payment Window (mths.)               119          83           54          33           19          1            1

CLASS M-3
-------------------------------------------------------------------------------------------------------------------------
PPA                                  50%          75%         100%        125%         150%        200%         250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  9.73        6.63         5.00        4.13         3.67        3.33         2.41
Modified Duration (yrs.)*            7.81        5.66         4.42        3.73         3.36        3.07         2.26
First Principal Payment Date       3/25/07      9/25/05     7/25/05     8/25/05      8/25/05     10/25/05     11/25/04
Last Principal Payment Date        1/25/17      7/25/12     12/25/09    4/25/08      3/25/07     10/25/05     11/25/04
Payment Window (mths.)               119          83           54          33           20          1            1

*Modified Duration calculation assumes a price of 100.00% and a 30/360 basis.


--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------